As filed with the Securities and Exchange Commission on July 24, 2015

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☒

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

2960 North Meridian St., Suite 300, Indianapolis, IN 46208

(Address of Principal Executive Offices, Zip Code)

317-917-7000

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

2960 North Meridian St., Suite 300, Indianapolis, IN 46208

(Name and Address of Agent for Service)

Copies to:

Scot E. Draeger

Bernstein, Shur, Sawyer & Nelson, P.A.

100 Middle Street

P.O. Box 9729

Portland, Maine 04104-5029

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

This post-effective amendment no.     is being filed solely for the purpose of filing exhibits to the registration statement on Form N-14 (File No.                     ), filed with the Commission on July 24, 2015 (the “Registration Statement”). Parts A and B are incorporated herein by reference to the definitive proxy statement/prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, filed on August     , 2015.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway

New York, New York 10019

August [    ], 2015

Dear Shareholder:

On behalf of the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Trust with respect to AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”), a series of the Trust, to be held on October 9, 2015, at 10:00 a.m. Eastern Time, at the offices of the Trust and its investment adviser, Allianz Global Investors Fund Management LLC (“AGIFM”) at 1633 Broadway, New York, NY 10019, and any adjournments or postponements thereof.

At the Special Meeting, you will be asked to approve an Agreement and Plan of Reorganization, dated as of [            ], 2015, by and between the Trust and Capitol Series Trust (“Capitol”) on behalf of Capitol’s new, separate series, Fuller & Thaler Behavioral Core Equity Fund (the “Fuller & Thaler Fund”). If approved, the Fund will be renamed and reorganized into the Fuller & Thaler Fund.

Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) has served as the sub-adviser to the Fund since inception, and seeks to become the Fuller & Thaler Fund’s investment adviser. Today, AGIFM serves as the Fund’s investment adviser. Fuller & Thaler and AGIFM both believe the shareholders of the Fund will benefit from the renaming and reorganization of the Fund with and into the Fuller & Thaler Fund where Fuller & Thaler will serve as the investment adviser to the Fuller & Thaler Fund. Today, this Fund is the only fund in the Trust that is sub-advised by a firm unaffiliated with AGIFM, which sets it apart from all of the other funds in the Trust. With Fuller & Thaler as sub-adviser to the Fund, the Fund has outperformed its benchmark since inception; for example of June 30, 2015 the Institutional shares of the Fund are in the top quintile of multi-cap core funds according to Lipper1. As of June 30, 2015, Fuller & Thaler had over $3.7 billion in assets under management. Fuller & Thaler believes that its brand and reputation for investing based on behavioral finance will increase the Fuller & Thaler Fund’s opportunities for asset growth and anticipated longer-term economies of scale. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization and recommends that you vote FOR the proposal.

The details of the proposed Agreement and Plan of Reorganization are set forth in the combined Proxy Statement/Prospectus that accompanies this letter. The administration, fees and expenses, available share classes, principal investment strategies, principal risks and other aspects of the Fuller & Thaler Fund are as described in this Proxy Statement/Prospectus. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the following pages.

Shareholders may cast their votes according to the instructions provided in the enclosed proxy materials.

A common challenge for special meetings of shareholders is that many individuals do not attend or vote. If you do not vote, this matter will be determined by those who do vote. Your vote is important to us regardless of the number of shares you own.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

[1]	NOTE: Past performance is no guarantee of future results. The Lipper Category returns and rankings are calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The Category returns represent the average performance of included funds, while rankings compare an individual fund’s returns to those of the other funds in its category. Both are based on total return performance, with capital gains and dividends reinvested, with annual operating expenses deducted, but without including front- or back-end sales charges. Rankings begin with the actual share class inception. Rankings are relative to a peer group and do not necessarily mean that the fund had high total returns.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

AllianzGI Behavioral Advantage Large Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 9, 2015

TO SHAREHOLDERS OF ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND:

A special meeting of the shareholders of AllianzGI Behavioral Advantage Large Cap Fund, as series of the Allianz Funds Multi-Strategy Trust (the “Special Meeting”) will be held at the offices of Allianz Global Investors Fund Management LLC,1633 Broadway, New York, NY 10019 at 10:00 a.m. (Eastern time), on October 9, 2015, for the following purposes:

For shareholders of AllianzGI Behavioral Advantage Large Cap Fund (the “Allianz Fund”) to consider a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which Fuller & Thaler Behavioral Core Equity Fund (the “Fuller & Thaler Fund”), a portfolio of Capitol Series Trust, would acquire all of the assets of the Allianz Fund in exchange solely for: (a) shares of beneficial interest, without par value per share, of each class of the Fuller & Thaler Fund (each a “Fuller & Thaler Class”); (b) the assumption by the Fuller & Thaler Fund of all of the liabilities of the Allianz Fund; and (c) the subsequent distribution of the shares of each Fuller & Thaler Class to the shareholders of one or more corresponding classes of the Allianz Fund as set forth in the Plan (each an “Allianz Class”) in complete redemption of the shares of beneficial interest and liquidation of the Allianz Fund.

The Allianz Funds Multi-Strategy Trust’s Board of Trustees has fixed August 10, 2015 as the record date for determination of shareholders of the Allianz Fund entitled to vote at the Special Meeting.

By Order of the Allianz Funds Multi-Strategy Trust’s Board of Trustees,

Thomas J. Fuccillo
Secretary

August [    ], 2015

YOU CAN HELP AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on October 9, 2015?

A.	The Board of Trustees (the “Board”) of Allianz Funds Multi-Strategy Trust (the “Trust”) has called the Special Meeting at which you will be asked to vote on the reorganization of the Allianz Fund into the Fuller & Thaler Fund, a newly created series of the Capitol Series Trust (the “Reorganization”).

Q.	Has the Board approved the Reorganization?

A.	Yes. The Board has determined that the Reorganization is in the best interests of the shareholders of the Allianz Fund and recommends that you vote in favor of the Reorganization.

Q.	What will happen to my existing shares of the Allianz Fund?

A.	Your shares of a class of the Allianz Fund (each an “Allianz Class”) will effectively be exchanged for shares of a corresponding class of the Fuller & Thaler Fund (each a “Fuller & Thaler Class”). Under the terms of the Reorganization, the shares of each Allianz Class will be exchanged for shares of a corresponding Fuller & Thaler Class as set forth in the following table:

Allianz Class	Fuller & Thaler Class
A Shares	A Shares

C Shares	A Shares

D Shares	A Shares

Institutional Shares	Institutional Shares

P Shares	Select Shares

Although the price of the new shares of the corresponding Fuller & Thaler Class may be different from the price of your current shares of an Allianz Class, the new shares you receive will have the same aggregate net asset value as your current shares immediately prior to the Reorganization so that the value of your investment will be exactly the same immediately after the Reorganization.

Q.	How do the investment objectives and principal investment strategies of the Allianz Fund and the Fuller & Thaler Fund compare?

A.	The investment objectives of the Allianz Fund and the Fuller & Thaler Fund are identical. Both Funds seek long-term capital appreciation.

The principal strategies of the Allianz Fund and the Fuller & Thaler Fund are substantially similar though not identical. A discussion of each Fund’s principal investment strategies is included in the Prospectus/Proxy Statement accompanying this summary. The Allianz Fund’s portfolio composition will not change substantially as a result of the Reorganization.

Q.	Will there be a change to the Allianz Fund’s Portfolio Managers as a result of the Reorganization?

A.	No. Raife Giovinazzo, CFA, Ph.D. and Russell Fuller, CFA, Ph.D., the Portfolio Managers of the Allianz Fund, are the Portfolio Managers of the Fuller & Thaler Fund.

Q.	Will I incur any sales charges or redemption fees as a result of the Reorganization?

A.	No. Shareholders will not incur any sales charges or redemption fees as a result of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about October 16, 2015.

Q.	Who will pay for the Reorganization?

A.	The Allianz Fund and the Fuller & Thaler Fund are not expected to bear any expenses associated with their participation in the Reorganization. Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), the sub-adviser to the Allianz Fund and the investment adviser to the Fuller & Thaler Fund, and Huntington Asset Services, Inc. (“HASI”), the administrator, transfer agent and fund accountant to the Fuller & Thaler Fund, will bear legal and registration expenses associated with the Allianz Fund’s and the Fuller & Thaler Fund’s participation in the Reorganization. AGIFM, because of its existing expense caps for the Allianz Fund, will in practice bear any legal costs from Ropes & Gray LLP, legal counsel to the Trust, in connection with the Reorganization. The Allianz Fund will bear any transaction costs to restructure the portfolio, including brokerage commissions. The Fuller & Thaler Fund will pay any expenses associated with the registration of shares in connection with the Reorganization.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. However, the sale of portfolio securities by the Allianz Fund prior to the Reorganization and by the Fuller & Thaler Fund after the Reorganization could result in taxable gains (or losses) to shareholders. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the Reorganization result initially in new or higher fees for shareholders?

A.	The Reorganization is expected to result initially in higher expenses for most shareholders. Fuller & Thaler will have a contractual management fee rate equal to 0.60% of the Fuller & Thaler Fund’s average daily net assets. The contractual management fee rate currently in place for the Allianz Fund is 0.40% of the Fund’s average daily net assets. Fees for certain services such as accounting and administrative fees are expected to decrease. In approving the Reorganization, the Board took into account, among other factors, that although the Fuller & Thaler Fund would generally impose higher management fees than the Allianz Fund, the Fuller & Thaler Fund’s management fees would generally be lower than the median management fees of funds in its Lipper Multi-Cap Core peer group on an aggregate portfolio level.

Generally, the estimated gross expense ratio of each Fuller & Thaler Class is initially expected to be higher than that of each corresponding Allianz Class. However, Class D Shares of the Allianz Fund will be exchanged for Class A Shares of the Fuller & Thaler Fund and the estimated gross expense ratio of the Class A Shares of the Fuller & Thaler Fund is expected to be lower than that of the Class D Shares of the Allianz Fund.

Q.	Will expenses continue to be capped following the Reorganization?

A.	Yes. Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90%, 0.65% and 0.75% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2017, and 1.05%, 0.80% and 0.90% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses.

Generally, the net expense ratio of a Fuller & Thaler Class is expected to be higher than that of each corresponding Allianz Class. However, Class C Shares of the Allianz Fund will be exchanged for Class A Shares of the Fuller & Thaler Fund and the net expense ratio of the Class A Shares of the Fuller & Thaler Fund is expected to be lower than that of the Class C Shares of the Allianz Fund. In approving the Reorganization, the Board took into account, among other factors, that although the Fuller & Thaler Fund would generally impose higher expenses than the Allianz Fund, the Fuller & Thaler Fund’s net expenses would generally be lower than the median net expenses of funds in its Lipper Multi-Cap Core peer group. Effective April 1, 2015 through March 31, 2016, the Allianz Fund caps expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, at 0.81% for Class A shares, 1.57% for Class C shares, 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares.

Q.	What is the primary reason for the Reorganization?

A.	The primary reason for the Reorganization is to have Fuller & Thaler become the investment adviser, instead of their current role as the sub-adviser. Allianz Fund Management has indicated that it wishes to sponsor only funds managed by affiliates and would likely propose liquidating the Allianz Fund at a later date if the Reorganization were to not occur. A liquidation would be a taxable event for existing shareholders of the Allianz Fund.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Allianz Fund do not vote to approve the Reorganization then the Reorganization will not take place and the Trustees of the Allianz Fund may consider other possible courses of action in the best interests of shareholders, including a possible liquidation of the Allianz Fund.

Q.	Who should I call with questions about this Proxy Statement/Prospectus?

A.	If you have any questions regarding this Proxy Statement/Prospectus, please contact the Allianz Fund by calling toll-free 1-800-988-8380 (Class A Shares and Class C Shares) or 1-800-498-5413 (Institutional Shares, Class P Shares and Class D Shares).

PLEASE VOTE THE ENCLOSED PROXY CARD.

YOUR VOTE IS VERY IMPORTANT!

PROSPECTUS/PROXY STATEMENT

AUGUST [    ], 2015

RELATING TO THE ACQUISITION OF THE ASSETS AND THE ASSUMPTION OF LIABILITIES OF

ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND

Class A Shares

Class C Shares

Institutional Shares

Class P Shares

Class D Shares

a series of ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway

New York, NY 10019

Telephone Numbers: 1-800-988-8380 (Class A Shares and Class C Shares)

1-800-498-5413 (Institutional Shares, Class P Shares and Class D Shares)

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

BY AND IN EXCHANGE FOR SHARES OF

FULLER & THALER BEHAVIORAL CORE EQUITY FUND

Class A Shares

Institutional Shares

Select Shares

a series of CAPITOL SERIES TRUST

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Telephone Number: 1-888-912-4562

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

This Prospectus/Proxy Statement describes the proposal for the reorganization (“Reorganization”) under an Agreement and Plan of Reorganization (the “Plan”), upon which shareholders of the AllianzGI Behavioral Advantage Large Cap Fund (the “Allianz Fund”), a series of the Allianz Funds Multi-Strategy Trust (the “Allianz Trust”), will be asked to vote at a Special Meeting to be held at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern time), on October 9, 2015. Pursuant to the Reorganization, the Allianz Fund will transfer all of its assets to the Fuller & Thaler Behavioral Core Equity Fund (the “Fuller & Thaler Fund”), a series of the Capitol Series Trust, in exchange solely for: (a) shares of beneficial interest, without par value per share, of each class of the Fuller & Thaler Fund (each a “Fuller & Thaler Class”); (b) the assumption by the Fuller & Thaler Fund of all of the liabilities of the Allianz Fund; and (c) the subsequent distribution of the shares of each Fuller & Thaler Class to the shareholders of each corresponding class of the Allianz Fund as set forth below (each an “Allianz Class”) in complete redemption of the shares of beneficial interest and liquidation of the Allianz Fund:

Reorganizing Fund/Class	Surviving Fund/Class
AllianzGI Behavioral Advantage Large Cap Fund, a series of the Allianz Trust	Fuller & Thaler Behavioral Core Equity Fund, a series of the Capitol Series Trust
Class A Shares	Class A Shares
Class C Shares	Class A Shares
Institutional Class Shares	Institutional Shares
Class P Shares	Select Shares
Class D Shares	Class A Shares

The Allianz Fund and the Fuller & Thaler Fund are sometimes referred to individually as a “Fund” and collectively as the “Funds.”

The Proposal and the shareholders entitled to vote on them are as follows:

(1)	For shareholders of the Allianz Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Allianz Fund will transfer all of its assets to the Fuller & Thaler Fund, a series of Capitol Series Trust, in exchange solely for: (a) shares of beneficial interest, without par value per share, of each Fuller & Thaler Class; (b) the assumption by the Fuller & Thaler Fund of all of the liabilities of the Allianz Fund; and (c) the subsequent distribution of the shares of each Fuller & Thaler Class to the shareholders of one or more corresponding Allianz Classes in complete redemption of the shares of beneficial interest and liquidation of the Allianz Fund.

The Plan is attached as Exhibit A. Under the Plan, the Allianz Fund will transfer all of its assets and liabilities to the Fuller & Thaler Fund in exchange for shares of each Fuller & Thaler Class. The shares of a Fuller & Thaler Class then will be distributed pro rata by the Allianz Fund to the shareholders of each corresponding Allianz Class in complete redemption and liquidation of such Allianz Fund. The Allianz Fund will be the accounting survivor in the Reorganization. As a result of the Reorganization, each owner of shares of an Allianz Class will become the owner of shares of the corresponding Fuller & Thaler Class having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Allianz Class on the date of the Reorganization. At the time of the Reorganization, the value of the assets of the Allianz Fund will be determined in accordance with the Allianz Fund’s valuation procedures. After the liquidating distributions are made by the Allianz Fund, the Allianz Fund will have no shares of beneficial interest outstanding. The Allianz Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Fuller & Thaler Fund as part of the Reorganization. As soon as practicable after the redemption and liquidation of the Allianz Fund described above, the Allianz Trust will take steps to wind-down the Allianz Fund’s affairs and to have the Allianz Fund’s existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganization will result in a complete liquidation, dissolution and termination of the Allianz Fund.

For a comparison of the investment objectives, policies and risks of the Allianz Fund and the Fuller & Thaler Fund, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning the expenses and capitalization of shares of the Fuller & Thaler Fund as compared to shares of the Allianz Fund is included in the sections entitled “Summary – Comparative Fee Tables,” “Summary – Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and “Information About the Reorganization – Description of the Allianz Fund and the Fuller & Thaler Fund and Capitalization.”

The Board of Trustees of the Allianz Trust (the “Allianz Trust Board”) determined that participation in the Reorganization is in the best interests of the Allianz Fund and its shareholders, and that the interests of the existing shareholders of the Allianz Fund would not be diluted as a result of the Reorganization. The Board of Trustees of the Capitol Series Trust (the “Capitol Series Trust Board”) determined that participation in the

- ii -

Reorganization is in the best interests of the Fuller & Thaler Fund and its shareholders, and that the interests of the existing shareholders of the Fuller & Thaler Fund would not be diluted as a result of the Reorganization. Information on the rationale for the Reorganization is included in the section entitled “Summary – Reasons for the Proposed Reorganization.”

The Allianz Fund is managed by Allianz Global Investors Fund Management LLC (“Allianz Fund Management”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), an investment adviser registered under the Advisers Act, serves as the investment sub-adviser to the Allianz Fund. Fuller & Thaler will serve as the investment adviser to the Fuller & Thaler Fund. Allianz Fund Management provides or arranges for the provision of transfer agent, fund accounting, compliance and administrative and other services to the Allianz Fund. Huntington Asset Services, Inc. (“HASI”) provides or arranges for the provision of transfer agent, fund accounting and administrative services to the Fuller & Thaler Fund. Allianz Global Investors Distributors LLC is the principal underwriter and distributor of the Allianz Fund. Unified Financial Securities, Inc. is the principal underwriter and distributor of the Fuller & Thaler Fund.

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganization, see “Summary – Federal Tax Consequences.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Fuller & Thaler Fund that a prospective investor should know before investing and it should be read and retained by investors for future reference. Additional information relating to this Prospectus/Proxy Statement is set forth in the Statement of Additional Information dated August [], 2015 (the “SAI”), which is incorporated by reference into this Prospectus/Proxy Statement (that means that the SAI is considered legally part of this Prospectus/Proxy Statement). This Prospectus/Proxy Statement will be mailed to shareholders of record of the Allianz Fund as of August 10, 2015 (the “Record Date”).

The following documents regarding the Allianz Fund have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Prospectus/Proxy Statement:

•	The SAI relating to this Prospectus/Proxy Statement dated [ ], 2015;

•	The prospectus and statement of additional information for the Allianz Fund dated April 1, 2015, (811-22167 and 333-148624); and

•	The Allianz Fund Annual Report to Shareholders dated November 30, 2014 and the Allianz Fund Semi-Annual Report to Shareholders dated May 31, 2015.

The Allianz Fund’s prospectus dated April 1, 2015, and the Allianz Fund’s Annual Report to Shareholders dated November 30, 2014 have been previously mailed to shareholders. You may obtain free copies the of Allianz Fund’s annual reports, semi-annual reports, prospectus or statement of additional information or the SAI relating to this Prospectus/Proxy Statement, or request other information by calling 1-800-988-8380 (Class A Shares and Class C Shares) and 1-800-498-5413 (Institutional Shares, Class P Shares and Class D Shares). Because the Fuller & Thaler Fund is newly organized, its annual report and semi-annual report are not yet available. You may review and copy this information at the U.S. Securities and Exchange Commission’s (the “SEC”) public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access this and other information about the Allianz Fund or the Fuller & Thaler Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

- iii -

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FULLER & THALER FUND OFFERED BY THIS PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK (INCLUDING HUNTINGTON NATIONAL BANK). SHARES OF THE FULLER & THALER FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FULLER & THALER FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

- iv -

- v -

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganization is approved under the Plan, the Allianz Fund will transfer all of its assets to the Fuller & Thaler Fund, in exchange solely for: (a) shares of beneficial interest, without par value per share, of each Fuller & Thaler Class; (b) the assumption by the Fuller & Thaler Fund of all of the liabilities of the Allianz Fund; and (c) the subsequent distribution of the shares of each Fuller & Thaler Class to the shareholders of each corresponding Allianz Class in complete redemption of the shares of beneficial interest and liquidation of the Allianz Fund. The Allianz Fund will be the accounting survivor in the Reorganization.

The Fuller & Thaler Fund will be managed by Fuller & Thaler. The Allianz Fund is managed by Allianz Fund Management. Fuller & Thaler has served as sub-adviser to the Allianz Fund since its inception in September 2011.

The Funds are fluctuating net asset value (“NAV”) open-end mutual funds.

As a result of the Reorganization, each owner of shares of an Allianz Class will become the owner of shares of a corresponding Fuller & Thaler Class having a total NAV equal to the total NAV of his or her holdings in the Allianz Class on the date of consummation of the Reorganization (the “Closing Date”). At the time of the Reorganization, the value of the assets of the Allianz Fund will be determined in accordance with the Allianz Fund’s valuation procedures. (Please refer to “Information About the Reorganization – Description of the Agreement and Plan of Reorganization” for a discussion of the potential impact of utilizing the Allianz Fund’s valuation procedures.) The Plan for the Reorganization is attached as Exhibit A.

After the liquidating distributions are made by the Allianz Fund, the Fund will have no shares of beneficial interest outstanding. The Allianz Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Fuller & Thaler Fund as part of the Reorganization. As soon as practicable after the distribution and liquidation of the Allianz Fund, the Allianz Trust will take steps to wind-down the Allianz Fund’s affairs and to have the Fund’s existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganization will result in a complete liquidation, dissolution and termination of the Allianz Fund.

For a comparison of the investment objectives, policies and risks of the Allianz Fund and the Fuller & Thaler Fund, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning the expenses and capitalization of the Fuller & Thaler Fund as compared to shares of the Allianz Fund is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables,” “Summary – Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and “Information About the Reorganization – Description of the Allianz Fund and Fuller & Thaler Fund Capitalization.”

For shareholders with individual retirement accounts (“IRA”) established through the Allianz Fund, when the Reorganization is consummated, it is currently anticipated that State Street Bank & Trust Co. (“State Street”), as the current custodian of any shareholder’s Traditional IRA or Roth IRA, would transfer all of the assets in the shareholder’s Traditional IRA or Roth IRA account to Huntington National Bank, successor custodian of the shareholder’s Traditional IRA or Roth IRA at, or promptly after, the Closing Date. As necessary to effect the transfer, the Allianz Fund and/or State Street will separately contact the shareholder, or provide additional information to the shareholder, about the shareholder’s Traditional IRA or Roth IRA. If a shareholder has questions, does not want to participate in the Reorganization, or wants to handle the investments in the shareholder’s Traditional IRA or Roth IRA in a different manner, the shareholder may redeem the shareholder’s investment in the Allianz Fund or the shareholder may contact the Allianz Fund promptly (and, in no event, later than [            ], 2015) to discuss the shareholder’s questions or other alternatives. Subsequent to the consummation of the Reorganization, the Fuller & Thaler Fund also will be sending further information to each participating shareholder who has a Traditional IRA or Roth IRA. Please consult your tax advisor regarding any decisions you make regarding your Traditional IRA or Roth IRA.

For additional information, please read the SAI relating to this Prospectus/Proxy Statement which can be obtained without charge by writing or by calling the Allianz Fund at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION

At an in-person meeting held on March 23, 2015, the Allianz Trust Board, including the trustees who are not “interested persons” of the Allianz Fund within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), considered the proposed Reorganization of the Allianz Fund with and into the Fuller & Thaler Fund. Prior to that meeting, Allianz Fund Management, Fuller & Thaler and HASI provided the Board with materials on the proposed Reorganization and related matters. Those materials included information on the Fuller & Thaler Fund, comparative information on the Allianz Fund, analyses of the estimated changes in expenses, fees and services associated with the Reorganization, information on the tax treatment of the Reorganization, information on the anticipated costs of the Reorganization and the parties that would bear them, background information on HASI and its resources and capabilities, a draft of the Plan and other information relevant to the Board’s consideration of the Reorganization. At its March 23rd meeting, in addition to the information noted above, the Allianz Trust Board considered the following, among other information and considerations: (a) the potential benefits of the Reorganization to shareholders of the Allianz Fund; (b) the similarities and differences, as applicable, between the investment objectives, policies, restrictions and service provider arrangements of the Allianz Fund and the Fuller & Thaler Fund and the expected continuity in portfolio management services to the Allianz Fund resulting from Fuller & Thaler’s service as investment adviser to the Fuller & Thaler Fund after the Reorganization; (c) the terms and conditions of the Plan that might affect the value of the outstanding shares of the Allianz Fund; (d) the respective tax attributes of the Allianz Fund and the Fuller & Thaler Fund and the estimated direct or indirect tax consequences of the Reorganization to Allianz Fund shareholders; and (e) any direct or indirect costs to be incurred by the Allianz Fund or its shareholders as a result of the Reorganization. Following consideration and discussion of these and other items, the Allianz Trust Board, and its independent Trustees, each by unanimous vote:

•	determined that the Reorganization would be in the interests of the shareholders of the Allianz Fund and that the consummation of the Reorganization would not result in the dilution of the current interests of any such shareholders;

•	approved the Plan in substantially the form attached as Exhibit A to this Prospectus/Proxy Statement; and

•	approved certain other actions and items necessary to effect the Reorganization.

In connection with making the determinations and taking the actions described above, the Allianz Trust Board considered the following factors and features of the Reorganization, among others:

•	The Allianz Trust Board considered that the Fuller & Thaler Fund will have an identical investment objective and that its investment strategies, policies and restrictions will be substantially similar, though not identical, to those of the Allianz Fund.

•

The Allianz Trust Board considered that Fuller & Thaler, and not Allianz Fund Management, the Allianz Fund or its shareholders, will bear the proxy preparation and solicitation costs of the Reorganization and the other expenses of the Reorganization, except that: (i) the Allianz Fund will bear the costs, if any, of restructuring the Allianz Fund’s portfolio, such as brokerage commissions and other transaction costs; (ii) the Fuller & Thaler Fund will bear any expenses associated with the registration of the Fuller & Thaler Fund shares that will be issued in connection with the Reorganization; and (iii) the Allianz Fund will bear the costs of its legal counsel in connection with the Reorganization. Because the Allianz Fund is currently incurring expenses at rates above

2

the expense limitations in effect for each share class, the Allianz Trust Board considered that any expenses allocated to the Allianz Fund are likely to be borne by Allianz Fund Management.

•	The Allianz Trust Board considered that the Reorganization is expected to constitute a tax-free reorganization under the Code and that, accordingly, no gain or loss is expected to be recognized by the Allianz Fund or its shareholders as a direct result of the Reorganization.

•	The Allianz Trust Board considered that the Fuller & Thaler Fund will have a contractual management fee rate of 0.60% of the Fund’s average daily net assets payable to Fuller & Thaler, which is higher than the contractual management fee rate of 0.40% payable by the Allianz Fund to its current adviser, Allianz Fund Management, and that the estimated gross expense ratio of each Fuller & Thaler Class of the Fuller & Thaler Fund is significantly higher than its corresponding Allianz Class of the Allianz Fund. The Allianz Trust Board took into account that Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90%, 0.65% and 0.75% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2017, and 1.05%, 0.80% and 0.90% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. The Board noted that taking into account the expense caps currently observed by Allianz Fund Management for the Allianz Fund, the estimated net expense ratios of each Fuller & Thaler Class would be somewhat higher than its corresponding Allianz Class. They noted, however, that one of the Allianz Classes (Class C) would be exchanged for a Fuller & Thaler Class (Class A) that is expected to have lower net expenses. The Allianz Trust Board also took into account information indicating that, although the Fuller & Thaler Fund would generally impose higher fees and expenses than the Allianz Fund, the Fuller & Thaler Fund’s management fee and net expenses (taking into account differences in share classes) would generally be lower than the median management fees and net expenses of funds in its Lipper Multi-Cap Core peer group.

•	The Allianz Trust Board considered the future prospects for the Allianz Fund and alternatives to the Reorganization. In particular, the Allianz Trust Board considered that the Allianz Fund is the only remaining Allianz Fund Management-sponsored fund sub-advised by an adviser that is not affiliated with Allianz Fund Management. The Allianz Trust Board considered, moreover, that Allianz Fund Management has indicated that it wishes to sponsor only funds managed by affiliates and would likely propose liquidating the Allianz Fund at a later date if the Reorganization were to not occur. A liquidation would be a taxable event for existing shareholders of the Allianz Fund. The Allianz Trust Board considered that Fuller & Thaler and HASI believe that they can successfully grow the Fuller & Thaler Fund’s assets following the Reorganization and can provide existing Allianz Fund shareholders an opportunity to remain in a fund with a strong performance record.

•	The Allianz Trust Board considered that Fuller & Thaler, the current sub-adviser to the Allianz Fund (responsible for day-to-day portfolio management), is expected to serve as the investment adviser (without retention of a sub-adviser) to the Fuller & Thaler Fund, and will manage the Fuller & Thaler Fund’s portfolio following the Reorganization, and that the current portfolio managers of the Allianz Fund will continue to serve in the same roles for the Fuller & Thaler Fund following the Reorganization.

•	The Allianz Trust Board considered that the services provided to shareholders of the Fuller & Thaler Fund are not anticipated to differ materially from those provided to the Allianz Fund.

•	The Allianz Trust Board considered that the Reorganization will be consummated at net asset value, and that the valuation policies and procedures for the Allianz Fund are not materially different from those of the Fuller & Thaler Fund, and that, pursuant to a condition precedent set forth in the Plan, the Allianz Trust is not obligated to consummate the Reorganization unless the Allianz Trust and the Capitol Series Trust agree on the number of shares to be exchanged.

3

•	The Allianz Trust Board considered that the Reorganization is subject to the approval of shareholders of the Allianz Fund.

The Capitol Series Trust Board likewise approved the Reorganization on behalf of the Fuller & Thaler Fund. The Capitol Series Trust Board, including a majority of its Independent Trustees, unanimously determined that the Reorganization is in the best interest of the Fuller & Thaler Fund and its shareholders and that the interests of the existing shareholders of the Fuller & Thaler Fund would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES

Tax-Free Reorganization under Internal Revenue Code of 1986, as amended (the “Code”)

As a condition to the Reorganization, the Allianz Fund and Fuller & Thaler Fund will receive an opinion of counsel to the Fuller & Thaler Fund to the effect that (among other things): (1) the Reorganization will constitute a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Fuller & Thaler Fund, the Allianz Fund, or their respective shareholders; and (2) the aggregate tax basis of the Fuller & Thaler Fund shares received by each shareholder of the Allianz Fund will be the same as the aggregate tax basis of that shareholder’s shares in the Allianz Fund immediately prior to the Reorganization.

To the extent the Allianz Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to its Reorganization, the Fund intends to make distributions of the capital gains (as well as any other required distributions) prior to its Reorganization being consummated. See “Information About the Reorganization – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the Allianz Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE ALLIANZ TRUST BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PORTFOLIO MANAGEMENT

This section will help you compare the investment objectives, policies and risks of the Allianz Fund to the Fuller & Thaler Fund. The investment objectives of the Funds are identical, and the principal investment strategies of the Funds are substantially similar. The differences in the Funds’ principal investment strategies are discussed below. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to achieve its investment objectives by following the policies and strategies discussed below. The portfolio managers for both of the Funds are identical. The Allianz Fund utilizes an adviser/sub-adviser structure but the Fuller & Thaler Fund will only engage an adviser. However, the firm responsible for day-to-day management of each Fund’s portfolio, Fuller & Thaler, will remain the same. Please be aware that the foregoing is only a summary, and this section is only a brief discussion.

The investment objective of the Funds is non-fundamental and may be changed by its Board of Trustees without shareholder approval.

Please note that an investment in the Funds is not a deposit of any bank (including Huntington National Bank) and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4

The following table compares the investment objectives, the principal investment strategy, and the management of the Funds.

	Allianz Fund	Fuller & Thaler Fund
Investment Objective	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategy	The Allianz Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $748.25 billion and $2.57 billion as of February 28, 2015). As of February 28, 2015, the top 1,000 largest U.S.-based companies had a weighted average market capitalization of $117.02 billion and a median market capitalization of $7.40 billion. As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $2.56 billion and $1.15 billion as of February 28, 2015). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fuller & Thaler Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies based in the U.S. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of U.S. stocks and ultimately select approximately 100+ stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indices by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

5

Allianz Fund	Fuller & Thaler Fund

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of the largest 1,500 U.S. stocks and ultimately select approximately 300-500 stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indicess by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely under-reacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely underreacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index, and may adjust allocations as the portfolio managers deem necessary or appropriate.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may also invest in exchange traded funds (ETFs).

6

	Allianz Fund	Fuller & Thaler Fund

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index, and may adjust allocations as the portfolio managers deem necessary and appropriate.

The portfolio managers expect to rebalance the Fund’s portfolio periodically, typically on at least a quarterly basis. The Fund may sell individual holdings, outside of periodic rebalancing of the portfolio, if cash is required to meet shareholder redemptions or if significant news is announced that causes the portfolio managers to change materially their view of the relative attractiveness of a holding. The portfolio managers may buy additional shares of existing positions or may add a new position in response to increases in the percentage cash position of the portfolio.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs).

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Investment Adviser	Allianz Global Investors Fund Management LLC	Fuller & Thaler Fund Management, Inc.

Investment Sub-Adviser	Fuller & Thaler Fund Management, Inc.	None

7

	Allianz Fund	Fuller & Thaler Fund

Portfolio Managers

Raife Giovinazzo, CFA, Ph.D., portfolio manager and director of research at Fuller & Thaler, has managed the Fund since 2013.

Russell Fuller, CFA, Ph.D., founder, co-portfolio manager, president and CIO of Fuller & Thaler, has managed the Fund since 2011.

Raife Giovinazzo, CFA, Ph.D., portfolio manager and director of research at Fuller & Thaler, has managed the Fund, or its predecessor, since 2013.

Russell Fuller, CFA, Ph.D., founder, co-portfolio manager, president and CIO of Fuller & Thaler, has managed the Fund, or its predecessor, since 2011.

Investment Objectives

The investment objectives of the Allianz Fund and the Fuller & Thaler Fund are identical.

Principal Investment Strategies

The principal investment strategies of the Allianz Fund and the Fuller & Thaler Fund are substantially similar, though not identical. The Allianz Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S., whereas the Fuller & Thaler Fund invests at least 80% of its assets (plus borrowings for investment purposes) in common stocks of companies based in the U.S. (without the large capitalization criterion). Whereas the Allianz Fund selects 300-500 stocks for inclusion in the Fund’s portfolio, the Fuller & Thaler Fund will select 100+. The two-step process utilized by Fuller & Thaler for stock selection for the Funds is identical. In addition, the Allianz Fund includes investment in derivatives in its principal investment strategy, while derivatives are an acceptable investment of the Fuller & Thaler Fund, they are not included in the Fund’s principal investment strategy.

Investment Advisers and Portfolio Managers

The Allianz Fund utilizes an investment adviser and sub-adviser with the sub-adviser (Fuller & Thaler) responsible for day-to-day portfolio management. The Fuller & Thaler Fund will only utilize an investment adviser – Fuller & Thaler. The individual portfolio managers for the Allianz Fund and the Fuller & Thaler Fund are the same. For additional information relating to the Advisers, please see “Investment Adviser.”

COMPARISON OF PRINCIPAL RISKS

The Allianz Fund and the Fuller & Thaler Fund are subject to the same investment risks. The principal risks of an investment in each Fund are discussed below. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in either Fund is not insured or guaranteed by any bank (including Huntington National Bank) or by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes principal risks relating to both Funds:

Equity Securities Risk

Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk

Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

8

Issuer Risk

A Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk

The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk

A Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Market Risk

A Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

REIT and Real Estate-Related Investment Risk

Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk

High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

The following summarizes additional principal risks relating to the Allianz Fund:

Credit and Counterparty Risk

An issuer or counterparty may default on obligations.

Derivatives Risk

Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk

Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

The following summarizes additional principal risks relating to the Fuller & Thaler Fund:

Exchange-Traded Funds (“ETFs”) Risk

Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

COMPARISON OF INVESTMENT LIMITATIONS

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Allianz Fund and the Fuller & Thaler Fund.

9

The Funds each have fundamental investment policies, which may not be changed without shareholder approval by vote of a majority of the outstanding voting securities of that Fund, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards of Trustees without shareholder approval. The Allianz Fund and the Fuller & Thaler Fund have adopted the same fundamental investment limitations stated below.

The Funds:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in its Prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of a Fund’s portfolio securities.

While each of the above mentioned Funds is “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of such Fund’s status as a diversified investment company, each Fund has an explicit fundamental policy that they may not the purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended.

Currently, under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

Policies Relating to Rule 35d-1 under the 1940 Act

The Funds have adopted similar policies pursuant to Rule 35d-1(a) under the 1940 Act, although the Allianz Fund’s policy relates to large capitalization companies while the Fuller & Thaler Fund’s policy does not. The

10

Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

(1)	The Allianz Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of large capitalization companies based in the U.S.

(2)	The Fuller & Thaler Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies based in the U.S.

Other Information Regarding Investment Restrictions and Policies

The following is other information regarding investment restrictions and policies of the Allianz Fund:

The Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Allianz Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated herein, all limitations applicable to the Fund’s investments will apply at the time of investment. The Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of the Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until Fuller & Thaler determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. Allianz Fund Management or Fuller & Thaler will take into account market, tax and other consequences to the Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, Allianz Fund Management or Fuller & Thaler will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refers to total assets.

As noted above, the Fund has adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. For purposes of determining compliance with its Rule 35d-1 policy, the Fund may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, the Fund may use a derivative contract’s notional value when notional value is the best measure of the economic exposure the derivative contract provides to investments that are consistent with the Fund’s name. In the event the Fund is the buyer or seller of a credit default swap, the Fund may use the notional value of the credit default swap (as a negative number for buying and as a positive number for selling) for purposes of measuring the Fund’s compliance with its Rule 35d-1 policy.

Fuller & Thaler may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by Fuller & Thaler) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.

In addition, Fuller & Thaler may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund it sub-advises that are specific to Fuller & Thaler. For example, Fuller & Thaler may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as

11

a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by Fuller & Thaler may change over time and without notice to investors, and in certain cases Fuller & Thaler may use definitions and standards for the Fund that differ from the definitions and standards it uses for other series or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval” and the phrase a “vote of a majority of the outstanding voting securities,” mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Allianz Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Allianz Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The following is other information regarding investment restrictions and policies of the Fuller & Thaler Fund:

The Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Capitol Series Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Capitol Series Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated, all limitations applicable to the Fund’s investments will apply at the time of investment. The Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of the Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until Fuller & Thaler determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. Fuller & Thaler will take into account market, tax and other consequences to the Fund in considering whether or not to sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, Fuller & Thaler will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refers to total assets.

As noted above, the Fund has adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. For purposes of determining compliance with its Rule 35d-1 policy, the Fund may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, the Fund may use a derivative contract’s notional value when notional value is the best

12

measure of the economic exposure the derivative contract provides to investments that are consistent with the Fund’s name. In the event the Fund is the buyer or seller of a credit default swap, the Fund may use the notional value of the credit default swap (as a negative number for buying and as a positive number for selling) for purposes of measuring the Fund’s compliance with its Rule 35d-1 policy.

Fuller & Thaler may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Fuller & Thaler) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.

In addition, Fuller & Thaler may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund that are specific to Fuller & Thaler. For example, Fuller & Thaler may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by the Adviser may change over time and without notice to investors, and in certain cases the Adviser may use definitions and standards for the Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval” and the phrase “vote of a majority of the outstanding voting securities” mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Capitol Series Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, the Capitol Series Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

COMPARATIVE FEE AND EXPENSE TABLES

Like all mutual funds, the Allianz Fund and the Fuller & Thaler Fund incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a Fund. The tables below describe the fees and expenses that you may pay to buy and hold shares of each of the Allianz Fund and the Fuller & Thaler Fund. The Allianz Fund will be the accounting survivor after the Reorganization.

13

Fees and Expenses – Class A Shares

Under the Plan, Class A Shares of the Allianz Fund will be exchanged for Class A Shares of the Fuller & Thaler Fund. If the Reorganization is approved by shareholders, you, as a shareholder of Class A Shares of the Fuller & Thaler Fund, will pay the fees assessed by the Class A Shares of the Fuller & Thaler Fund following the Reorganization. The following table compares the current fees and expenses of the Class A Shares of the Allianz Fund (denoted as “A” in the table below) with estimated fees and expenses of the Class A Shares of the Fuller & Thaler Fund. Because the Fuller & Thaler Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the Fuller & Thaler Fund are based, in part, on estimates.

Shareholder Fees	AllianzGI Behavioral Advantage Large Cap Fund – A	Fuller & Thaler Behavioral Core Equity Fund – A
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	5.50%	5.50%
Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)[2]	1.00%	1.00%

Annual Fund Operating Expenses
Expenses that you pay each year as a percentage of the value of your investment
Management Fee	0.40%	0.60%
Distribution (12b-1) Fee	0.25%	0.25%
Other Expenses	0.37%	1.00%[3]
Total Annual Fund Operating Expenses Prior to Fee Waivers and/or Expense Reimbursements	1.02%	1.85%
Fee Waivers and/or Expense Reimbursements	(0.21)%[4]	(0.95)%[5]

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.81%	0.90%

[1]	Shareholders of the Allianz Fund will not pay a sales load in connection with the Reorganization.
[2]	For A Shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
[3]	Because the Fuller & Thaler Fund has not yet commenced operations, other expenses are estimated.
[4]	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements reflect the effect of a contractual agreement by Allianz Fund Management to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.81% for A Shares. Under the Expense Limitation Agreement, Allianz Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Allianz Trust upon 90 days’ prior written notice to Allianz Fund Management or at any time by mutual agreement of the parties.
[5]

Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90% for Class A Shares of the Fund’s average daily net assets through January 31, 2017, and 1.05% for Class A Shares of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest;

14

(ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) of the Capitol Series Trust at any time.

Example

The Examples are intended to help you compare the cost of investing in shares of each Fund with the costs of investing in the other fund and in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeemed all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, each Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
AllianzGI Behavioral Advantage Large Cap Fund – A	$628	$837	$1,063	$1,711
Fuller & Thaler Behavioral Core Equity Fund – A	$637	$934	$1,337	$2,460

Fees and Expenses – Class C Shares

Under the Plan, Class C Shares of the Allianz Fund will be exchanged for Class A Shares of the Fuller & Thaler Fund. If the Reorganization is approved by shareholders, you, as a shareholder of Class A Shares of the Fuller & Thaler Fund, will pay the fees assessed by the Class A Shares of the Fuller & Thaler Fund following the Reorganization. The following table compares the current fees and expenses of the Class C Shares of the Allianz Fund (denoted as “C” in the table below) with estimated fees and expenses of the Class A Shares of the Fuller & Thaler Fund (denoted as “A” in the table below). Because the Fuller & Thaler Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the Fuller & Thaler Fund are based, in part, on estimates.

Shareholder Fees	AllianzGI Behavioral Advantage Large Cap Fund – C	Fuller & Thaler Behavioral Core Equity Fund – A
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	None	5.50%
Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)[2]	1.00%	1.00%

Annual Fund Operating Expenses
Expenses that you pay each year as a percentage of the value of your investment
Management Fee	0.40%	0.60%
Distribution (12b-1) Fee	1.00%	0.25%
Other Expenses	0.43%	1.00%[3]
Total Annual Fund Operating Expenses Prior to Fee Waivers and/or Expense Reimbursements	1.83%	1.85%
Fee Waivers and/or Expense Reimbursements	(0.26)%[4]	(0.95)%[5]

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.57%	0.90%

15

[1]	Shareholders of the Allianz Fund will not pay a sales load in connection with the Reorganization.
[2]	For A Shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed in the first year.
[3]	Because the Fuller & Thaler Fund has not yet commenced operations, other expenses are estimated.
[4]	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements reflect the effect of a contractual agreement by Allianz Fund Management to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.57% for Class C Shares. Under the Expense Limitation Agreement, Allianz Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Allianz Trust upon 90 days’ prior written notice to Allianz Fund Management or at any time by mutual agreement of the parties.
[5]	Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90% for Class A Shares of the Fund’s average daily net assets through January 31, 2017, and 1.05% for Class A Shares of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) of the Capitol Series Trust at any time.

Example

The Examples are intended to help you compare the cost of investing in shares of each Fund with the costs of investing in the other fund and in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, each Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
AllianzGI Behavioral Advantage Large Cap Fund – C	$260	$550	$966	$2,127
Fuller & Thaler Behavioral Core Equity Fund – A	$637	$934	$1,337	$2,460

Assuming you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
AllianzGI Behavioral Advantage Large Cap Fund – C	$160	$550	$966	$2,127
Fuller & Thaler Behavioral Core Equity Fund – A	$637	$934	$1,337	$2,460

Fees and Expenses – Institutional Shares

Under the Plan, Institutional Shares of the Allianz Fund will be exchanged for Institutional Shares of the Fuller & Thaler Fund. If the Reorganization is approved by shareholders, you, as a shareholder of Institutional Shares of the Fuller & Thaler Fund, will pay the fees assessed by the Institutional Shares of the Fuller & Thaler Fund following the Reorganization. The following table compares the current fees and expenses of the

16

Institutional Shares (denoted as “I” in the table below) of the Allianz Fund with estimated fees and expenses of the Institutional Shares (denoted as “I” in the table below) of the Fuller & Thaler Fund. Because the Fuller & Thaler Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the Fuller & Thaler Fund are based, in part, on estimates.

	AllianzGI Behavioral Advantage Large Cap Fund – I	Fuller & Thaler Behavioral Core Equity Fund – I
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)	None	None

Annual Fund Operating Expenses
Expenses that you pay each year as a percentage of the value of your investment
Management Fee	0.40%	0.60%
Distribution (12b-1) Fee	None	None
Other Expenses	0.36%	1.00%[1]
Total Annual Fund Operating Expenses Prior to Fee Waivers and/or Expense Reimbursements	0.76%	1.60%
Fee Waivers and/or Expense Reimbursements	(0.21)%[2]	(0.95)%[3]

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.55%	0.65%

[1]	Because the Fuller & Thaler Fund has not yet commenced operations, other expenses are estimated.
[2]	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements reflect the effect of a contractual agreement by Allianz Fund Management to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.55% for Institutional Shares. Under the Expense Limitation Agreement, Allianz Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Allianz Trust upon 90 days’ prior written notice to Allianz Fund Management or at any time by mutual agreement of the parties.
[3]	Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.65% for Institutional Shares of the Fund’s average daily net assets through January 31, 2017, and 0.80% for Institutional Shares of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) of the Capitol Series Trust at any time.

Example

The Examples are intended to help you compare the cost of investing in shares of each Fund with the costs of investing in the other fund and in other mutual funds. The Examples assume that you invest $10,000 in the

17

noted class of shares for the time periods indicated, and then redeemed all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, each Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
AllianzGI Behavioral Advantage Large Cap Fund – I	$56	$222	$402	$923
Fuller & Thaler Behavioral Core Equity Fund – I	$66	$329	$701	$1,747

Fees and Expenses –Class P Shares

Under the Plan, Class P Shares of the Allianz Fund will be exchanged for Select Shares of the Fuller & Thaler Fund. If the Reorganization is approved by shareholders, you, as a shareholder of Select Shares of the Fuller & Thaler Fund, will pay the fees assessed by the Select Shares of the Fuller & Thaler Fund following the Reorganization. The following table compares the current fees and expenses of the Class P Shares of the Allianz Fund (denoted as “P” in the table below) with estimated fees and expenses of the Select Shares of the Fuller & Thaler Fund (denoted as “S” in the table below). Because the Fuller & Thaler Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the Fuller & Thaler Fund are based, in part, on estimates.

	AllianzGI Behavioral Advantage Large Cap Fund – P	Fuller & Thaler Behavioral Core Equiry Fund – S
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)	None	None

Annual Fund Operating Expenses
Expenses that you pay each year as a percentage of the value of your investment
Management Fee	0.40%	0.60%
Distribution (12b-1) Fee	None	None
Other Expenses	0.41%	1.10%[1]
Total Annual Fund Operating Expenses Prior to Fee Waivers and/or Expense Reimbursements	0.81%	1.70%
Fee Waivers and/or Expense Reimbursements	(0.16)%[2]	(0.95)%[3]

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.65%	0.75%

[1]	Because the Fuller & Thaler Fund has not yet commenced operations, other expenses are estimated.
[2]	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements reflect the effect of a contractual agreement by Allianz Fund Management to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.65% for Class P Shares. Under the Expense Limitation Agreement, Allianz Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Allianz Trust upon 90 days’ prior written notice to Allianz Fund Management or at any time by mutual agreement of the parties.

18

[3]	Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.75% for Select Shares of the Fund’s average daily net assets through January 31, 2017, and 0.90% for Select Shares of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) of the Capitol Series Trust at any time.

Example

The Examples are intended to help you compare the cost of investing in shares of each Fund with the costs of investing in the other fund and in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeemed all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, each Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
AllianzGI Behavioral Advantage Large Cap Fund – P	$66	$243	$434	$987
Fuller & Thaler Behavioral Core Equity Fund – S	$77	$360	$754	$1,858

19

Fees and Expenses – Class D Shares

Under the Plan, Class D Shares of the Allianz Fund will be exchanged for Class A Shares of the Fuller & Thaler Fund. If the Reorganization is approved by shareholders, you, as a shareholder of Class A Shares of the Fuller & Thaler Fund, will pay the fees assessed by the Class A Shares of the Fuller & Thaler Fund following the Reorganization. The following table compares the current fees and expenses of the Class D Shares of the Allianz Fund (denoted as “D” in the table below) with estimated fees and expenses of the Class A Shares of the Fuller & Thaler Fund (denoted as “A” in the table below). Because the Fuller & Thaler Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the Fuller & Thaler Fund are based, in part, on estimates.

	AllianzGI Behavioral Advantage Large Cap Fund – D	Fuller & Thaler Behavioral Core Equity Fund –A
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.50%
Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)[1]	None	1.00%

Annual Fund Operating Expenses
Expenses that you pay each year as a percentage of the value of your investment
Management Fee	0.40%	0.60%
Distribution (12b-1) Fee	0.25%	0.25%
Other Expenses	3.57%	1.00%[2]
Total Annual Fund Operating Expenses Prior to Fee Waivers and/or Expense Reimbursements	4.22%	1.85%
Fee Waivers and/or Expense Reimbursements	(3.41)%[3]	(0.95)%[4]

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.81%	0.90%

[1]	For A Shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
[2]	Because the Fuller & Thaler Fund has not yet commenced operations, other expenses are estimated.
[3]	Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements reflect the effect of a contractual agreement by Allianz Fund Management to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.81% for Class D Shares. Under the Expense Limitation Agreement, Allianz Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Allianz Trust upon 90 days’ prior written notice to Allianz Fund Management or at any time by mutual agreement of the parties.
[4]

Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90% for Class A Shares of the Fund’s average daily net assets through January 31, 2017, and 1.05% for Class A Shares of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such

20

recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) of the Capitol Series Trust at any time.

Example

The Examples are intended to help you compare the cost of investing in shares of each Fund with the costs of investing in the other fund and in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeemed all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, each Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
AllianzGI Behavioral Advantage Large Cap Fund – D	$83	$969	$1,869	$4,181
Fuller & Thaler Behavioral Core Equity Fund – A	$637	$934	$1,337	$2,460

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The following information shows the past performance of the Allianz Fund. The Bar Chart and Average Annual Return Table show the variability of the returns of the Allianz Fund, which is one indicator of the risks of investing in the Fund. Since the Fuller & Thaler Fund has not yet commenced operations, no past performance information is presented. However, if the Reorganization is approved by shareholders, the Fuller & Thaler Fund will acquire all of the assets and liabilities of the Allianz Fund. In addition, the Fuller & Thaler Fund will assume the performance history of the Allianz Fund.

The bar chart and the table to the right of the bar chart show performance of the Allianz Fund’s Class A Shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance.

Calendar Year Total Returns – Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest 01/01/2012 – 03/31/2012	14.47%
Lowest 04/01/2012 – 06/30/2012	-0.16%

21

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (9/8/11)
Class A – Before Taxes	4.75%	19.88%
Class A – After Taxes on Distributions	1.72%	17.34%
Class A – After Taxes on Distributions and Sale of Fund Shares	3.49%	14.80%
Class C – Before Taxes	9.01%	21.01%
Institutional Class – Before Taxes	11.19%	22.33%
Class P – Before Taxes	11.00%	22.19%
Class D – Before Taxes	10.87%	21.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	20.70%
Lipper Multi-Cap Core Funds Average	9.98%	17.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the Allianz Fund are included as Exhibit B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand the Fund’s financial performance since inception. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains. The Fuller & Thaler Fund has not yet commenced operations and, therefore, does not have any financial history.

INVESTMENT ADVISER

Allianz Fund

Allianz Fund Management serves as the investment manager for the Allianz Fund. In this capacity, Allianz Fund Management provides investment advisory and certain administrative services to the Fund. Subject to the supervision of the Allianz Trust’s Board, Allianz Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

Allianz Fund Management is located at 1633 Broadway, New York, New York 10019. Organized in 2000, Allianz Fund Management provides investment management and advisory services to open-end mutual funds and closed-end funds. Allianz Fund Management is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of June 30, 2015, Allianz Fund Management had approximately $34.5 billion in assets under management.

Allianz Fund Management has retained Fuller & Thaler to manage the Fund’s investments. Fuller & Thaler is registered as an investment adviser with the SEC and is organized as a California corporation. Its principal place of business is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler is not an affiliate of Allianz Fund Management.

22

Fuller & Thaler provides investment management services primarily in long only and long-short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, pooled funds and foundations. As of June 30, 2015, Fuller & Thaler had over $3.7 billion in assets under management.

The individuals at Fuller & Thaler listed below are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Since	Recent Professional Experience
Raife Giovinazzo	2013	Mr. Giovinazzo, Ph.D., CFA, is a portfolio manager and the director of research with Fuller & Thaler. He has more than 11 years of investment-industry experience. Mr. Giovinazzo was previously a co-portfolio manager and researcher with Blackrock’s Scientific Active Equity group (formerly Barclays Global Investors). Before that, he worked at Wellington Management, Marsh & McLennan and Mercer Management Consulting. Mr. Giovinazzo has a B.A. from Princeton; he also has an M.B.A. and a Ph.D. from the Booth School of Business at the University of Chicago.

Russell J. Fuller	2011 (Inception)	Mr. Fuller, Ph.D., CFA, is a co-portfolio manager and the president and CIO of Fuller & Thaler. He is a founder of the firm and oversees its research and investment activities. Mr. Fuller has 44 years of investment-industry experience. He was previously chairman of the finance department at Washington State University and has also held positions at the University of British Columbia, Canada, and the University of Auckland, New Zealand. He has a B.A., an M.B.A. and a Ph.D. from the University of Nebraska.

Fuller & Thaler Fund

Fuller & Thaler serves as the investment manager for the Fuller & Thaler Fund. In this capacity, Fuller & Thaler provides investment advisory services to the Fund. Subject to the supervision of the Capitol Series Trust Board, Fuller & Thaler is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The portfolio managers of the Allianz Fund will serve as the portfolio managers of the Fuller & Thaler Fund.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The Allianz Fund and the Fuller & Thaler Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to financial intermediaries (such as broker-dealers, banks, and investment adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee and Expense Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Allianz Fund

Pursuant to an investment advisory contract between Allianz Trust and Allianz Fund Management (the “investment advisory contract”), Allianz Fund Management serves as the Adviser for the Allianz Fund. The investment advisory contract provides for payment to Allianz Fund Management of an annual investment advisory fee of 0.40% of the Fund’s average daily net assets. Allianz Fund Management has contractually agreed to waive a portion of its management fee and/or reimburse the Fund through March 31, 2016 to the extent that

23

Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.81% for Class A Shares, 1.57% for Class C Shares, 0.55% for Institutional Class Shares, 0.65% for Class P Shares and 0.81% for Class D Shares. Under the Expense Limitation Agreement, Allianz Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Allianz Trust upon 90 days’ prior written notice to Allianz Fund Management or at any time by mutual agreement of the parties.

Pursuant to a Sub-Advisory Agreement between Allianz Fund Management and Fuller & Thaler (the “Fuller & Thaler Sub-Advisory Agreement”), Fuller & Thaler serves as sub-adviser to the Fund and provides investment advisory services to the Allianz Fund. Pursuant to the terms of the Fuller & Thaler Sub-Advisory Agreement, Fuller & Thaler is responsible for managing, either directly or through others selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of Allianz Fund Management and the Allianz Trust Board. For the services provided, Allianz Fund Management (not the Allianz Trust) pays Fuller & Thaler a monthly fee for the Allianz Fund at the annual rate (based on the average daily net assets of the Fund) of 0.16%.

Fuller & Thaler Fund

Pursuant to an investment advisory contract between Capitol Series Trust and Fuller & Thaler (the “investment advisory contract”), Fuller & Thaler serves as Adviser and provides investment advisory services to the Fuller & Thaler Fund. The investment advisory contract for the Fuller & Thaler Fund provides for payment to Fuller & Thaler of an annual investment advisory fee of 0.60% of the Fund’s average daily net assets. Fuller & Thaler has contractually agreed to waive a portion of its management fee and/or reimburse expenses through January 31, 2018 so that total annual operating expenses do not exceed: (i) 0.90% for Class A Shares through January 31, 2017 and 1.05% through January 31, 2018; (ii) 0.65% for Institutional Shares through January 31, 2017 and 0.80% through January 31, 2018; and (iii) 0.75% for Select Shares through January 31, 2017 and 0.90% through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) of the Capitol Series Trust at any time.

Rule 12b-1 Fees

Allianz Fund – Class A Shares and Class C Shares

With respect to Class A Shares and Class C Shares, the Allianz Fund pays fees to Allianz Global Investors Distributors LLC, an indirect subsidiary of Allianz, Allianz Fund Management’s parent company, the Allianz Fund’s principal underwriter and distributor (the “Allianz Distributor”), on an ongoing basis as compensation for the services the Allianz Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, as amended.

There is a separate 12b-1 Plan for each of Class A and Class C Shares. A Shares pay only servicing fees. Class C Shares pay both distribution and servicing fees.

The maximum annual rate at which the distribution and/or servicing fees may be paid under the Fund’s 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to Class A Shares) for

24

Class A Shares is 0.25% for servicing fees and no distribution fees. The maximum annual rate at which the distribution and/or servicing fees may be paid under the Fund’s 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to Class C Shares) for Class C Shares is 0.25% for servicing fees and 0.75% for distribution fees.

Because 12b-1 fees are paid out of the Class A Shares and Class C Shares assets on an ongoing basis, over time these fees will increase the cost of your investment in these classes and may cost you more than other types of sales charges.

Allianz Fund – Class D Shares

The Allianz Fund has adopted a servicing plan for its Class D Shares in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Under the plan, the Allianz Fund pays to the Allianz Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D Shares as compensation in respect of services in connection with the distribution of Class D Shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D Shares, the Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D Shares. Because Rule 12b-1 fees are paid out of the assets of the Class D Shares on an ongoing basis, over time these fees will increase the cost of your investment in Class D Shares and may cost you more than other types of sales charges.

Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Allianz Distributor, through which their clients may purchase and redeem Class D Shares. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D Shares of the Allianz Fund.

A financial service firm may have omnibus accounts and similar arrangements with the Allianz Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Fund, Allianz Fund Management or another affiliate of the Fund (at an annual rate generally not to exceed 0.40% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D Shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D Shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D Shares or the reinvestment of dividends. Shareholders who hold Class D Shares of the Fund through a financial service firm should contact that firm for information.

Fuller & Thaler Fund – Class A Shares

The Fuller & Thaler Fund has adopted a plan under Rule 12b-1 of the 1940 Act, as amended, that allows the Fund’s Class A Shares to pay distribution fees for the sale and distribution of its shares and for shareholder services provided its shareholders (the “12b-1 Plan”). The 12b-1 Plan allows Class A Shares to pay annual 12b-1 expenses of 0.25%. Over time, 12b-1 fees will increase the cost of your investment in Class A Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Class A Shares on an on-going basis.

25

Other Service Fees

Allianz Fund – Class P Shares

The Allianz Trust has adopted an Administrative Services Plan for Class P Shares of the Allianz Fund. The plan allows the Fund to use assets of the Class P Shares to pay financial intermediaries that provide services relating to Class P Shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to shareholders of Class P Shares. The plan permits the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P Shares. Because these fees are paid out of the assets of P Shares on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

Allianz Fund Arrangements with Service Agents – Institutional Class Shares and Class P Shares

Institutional Class Shares and Class P Shares of the Allianz Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Allianz Trust on behalf of their customers. Service agents may impose additional or different conditions than the Allianz Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Allianz Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Allianz Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Allianz Fund Management’s investment advisory services or invest in the Fund or in other products sponsored by Allianz and its affiliates.

For Class P Shares, Allianz Fund Management may make arrangements for the Fund to make payments, directly or through Allianz Fund Management or its affiliate, for the provision of certain sub-transfer agency and related administrative services with respect to Class P Shares of the Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P Shares such as check writing and wire transfer services; providing and maintaining pre- authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by Allianz Fund Management and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, the Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Allianz Distributor provides similar services to certain shareholders of Shares, it may receive service agent fees under the Administrative Services Plan for Class P Shares. Allianz Fund Management and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that the Fund may pay to such agents. The aggregate rate of such payments by the Fund and Allianz Fund Management and/or its affiliates with regard to Class P Shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. These amounts would be in addition to amounts paid by the Fund to the Allianz Trust’s transfer agents or other service providers as well as in addition to amounts described under “Additional Payments to Financial Intermediaries” below. Allianz Fund Management and its affiliates rely primarily on contractual arrangements with the service agents to verify

26

whether they are providing the services for which they are receiving such payments. Although Allianz Fund Management and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

Administrative, Transfer Agent and Custodian Services

Allianz Fund

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Allianz Trust’s Class A Shares, Class C Shares and Class D Shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Allianz Trust’s Institutional Shares and Class P Shares.

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105 serves as custodian to the Allianz Trust.

Fuller & Thaler Fund

Under the terms of a Mutual Fund Services Agreement between the Capitol Series Trust and HASI, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana, 46208, HASI serves as the Fund’s transfer agent (“CST Transfer Agent”) and shareholder services agent, fund accounting agent, and administrator for the Fuller & Thaler Fund. HASI is a wholly-owned subsidiary of Huntington Bancshares, the parent company of Unified Financial Securities, Inc., the Capitol Series Trust’s distributor (the “CST Distributor”) and Huntington National Bank, Capitol Series Trust’s custodian.

As Transfer Agent and shareholder services agent, HASI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, HASI calculates the daily net asset value per share and maintains the financial books and records of the Fund. As administrative services agent for the Capitol Series Trust, HASI supplies non-investment related administrative and compliance services for the Fund including the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For its transfer agency services to the Fund, HASI receives a yearly fixed amount per shareholder account, subject to yearly minimum fees per share class. HASI is also entitled to receive activity or time-based charges, account/transaction fees related to the administration of the Capitol Series Trust’s Anti-Money Laundering Compliance Program plus reimbursement for out-of-pocket expenses. For its administration/fund accounting services to the Fund, HASI receives a monthly fee equal to 0.12% of the first $100 million in the Fund’s average daily net assets; 0.08% of the Fund’s average daily net assets from $100 million to $250 million; 0.05% of the Fund’s average daily net assets over $250 million to $1 billion; and 0.025% of the Fund’s average daily net assets over $1 billion (subject to minimum annual fees per share class). In addition, the Fund pays HASI’s out-of-pocket expenses in connection with, but not limited to, literature fulfillment services; statement, confirmation and tax form production; record storage, telephone and mailing charges, bank fees; special reports; and edgarization fees.

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

For its custodial services, the custodian receives a monthly fee from each Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate: of 0.01% of the first $100 million of Fund’s

27

market value; 0.0075% of the next $100 million of Fund’s market value; and 0.0050% of the Funds’ market value in excess of $200 million. The custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees. The fees paid to the custodian by the Fund are subject to a $500 monthly minimum fee per Fund account.

Additional Payments to Financial Intermediaries

Allianz Fund

Some or all of the sales charges, distribution fees and servicing fees described above with respect to the Allianz Fund are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. With respect to Class C Shares, the financial firms are also paid at the time of purchase a commission equal to 1.00% an investment in such share class. Payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates (for purposes of this subsection only, collectively, the “Distributor”). With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.40% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor relies primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor does not audit such financial intermediaries, it may make periodic information requests to verify certain information about the services provided.

In addition, the Distributor from time to time makes additional payments such as cash bonuses or provides other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial

28

firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Allianz Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Allianz Group also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Allianz Group’s expense. These payments are made to financial firms selected by the Allianz Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Allianz Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Allianz Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Allianz Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Allianz Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Allianz Trust and Allianz Funds by the financial firm’s clients and/ or the annual sales by the financial firm of shares of the Allianz Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Allianz Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Allianz Group’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Institutional Shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Allianz Trust or Allianz Funds or other products offered by the Distributor.

In addition, with respect to Class A Shares and Class C Shares, Allianz Fund Management may make arrangements for the Fund to make payments, directly or through Allianz Fund Management or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain sub-transfer agency and related administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks

29

to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Allianz Fund Management and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, the Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $21 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Fund to the Allianz Trust’s transfer agent or other service providers.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, Allianz Fund Management and their affiliates, and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Allianz Trust’s transfer agent for providing similar services to other accounts. The Distributor relies primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor does not audit such financial intermediaries, they may make periodic information requests to verify certain information about the services provided.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Allianz Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolios, the Allianz Fund, Allianz Fund Management and the Fund’s Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Fuller & Thaler Fund

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business of that financial intermediary may be different than those described in this Proxy Statement/Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of a Fund’s shareholder accounts for which the Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the CST Transfer Agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, Fuller & Thaler may pay a fee to financial intermediaries for such services.

30

To the extent that Fuller & Thaler pays a fee, sometimes referred to as “revenue sharing,” to a financial intermediary for distribution or shareholder servicing, Fuller & Thaler may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor Fuller & Thaler pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Fuller & Thaler may pay for the opportunity to distribute the Fund through a financial intermediary’s system. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

Even though the Allianz Fund and the Fuller & Thaler Fund employ a different transfer agent, each Fund’s purchase, exchange and redemption procedures are substantially similar. These procedures, as well as other features related to investing in the Allianz Fund and the Fuller & Thaler Fund are summarized below. A more complete description of the Allianz Fund procedures can be found in its prospectus which is incorporated by reference into this Proxy Statement/Prospectus. Additional information regarding the Fuller & Thaler Fund’s procedures are included in the SAI which is also incorporated herein by reference.

The transfer agent and dividend disbursing agent for the Allianz Fund is Boston Financial Data Services, Inc. (the “Allianz Transfer Agent”). Services provided by the Allianz Transfer Agent include the issuance, cancellation and transfer of the Allianz Fund’s shares, and the maintenance of records regarding the ownership of such shares.

The transfer agent for the Fuller & Thaler Fund is HASI.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Fuller & Thaler Fund shall be waived with respect to the Allianz Fund shareholders initial receipt of Fuller & Thaler Fund shares as part of the Reorganization.

In connection with the Reorganization, a shareholder of the Allianz Fund will initially acquire the shares of the Fuller & Thaler Fund at net asset value, but subsequent purchases of such Fuller & Thaler Fund may be subject to any sales loads (including any front-end sales load) applicable to purchases of such Fuller & Thaler Fund, as further described below.

Purchases and Redemptions

Shares of the Allianz Fund and the Fuller & Thaler Fund may be purchased any day the New York Stock Exchange (NYSE) is open.

Allianz Fund

You may purchase or sell (redeem) shares of the Allianz Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Allianz Distributor by mail for Class A Shares or Class C Shares, or directly from the Allianz Transfer Agent by mail for Institutional Shares or Class P Shares, or as further described in the Fund’s prospectus and statement of additional information. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A Shares and Class C Shares and 1-800-498-5413 for Institutional Shares and Class P Shares with any questions about the requirements before submitting a request.

31

Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading.

Class D Shares of the Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Allianz Distributor has an agreement for the use of the Fund in particular investment products, programs or accounts for which a fee may be charged. In connection with purchases, a financial service firm is responsible for forwarding all necessary information to the Allianz Distributor, and may charge for such services. To purchase shares of the Fund directly from the Allianz Distributor, an investor should inquire about the other classes of shares offered by the Fund. An investor may call the Allianz Distributor at 1-800-498-5413 for information about other Class D investment options.

Additionally, certain direct shareholders may be able to purchase shares of a Fund online by visiting www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following the instructions. Some restrictions may apply.

Fuller & Thaler Fund

You may purchase or sell (redeem) shares of the Fuller & Thaler Fund on any business day through a broker, dealer, or financial intermediary, directly from the CST Distributor by mail, directly from the CST Transfer Agent by mail, by calling the Fund at 1-888-912-4562 or as further described in the Fuller & Thaler Fund’s prospectus and SAI. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the CST Distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading.

Minimum Initial and Subsequent Investment Amounts

Allianz Fund

For Class A Shares, Class C Shares and Class D Shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class Shares and Class P Shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Fuller & Thaler Fund

For Class A Shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Shares and Select Shares, the minimum initial investment in the Fund is $1,000,000, and the minimum subsequent investment is $50, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

32

Sales Loads

Allianz Fund

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Class A Shares (and thus pay no initial sales charge) may be subject to a contingent deferred sales charge (“CDSC”) of 1% if they redeem such shares during the first 18 months after their purchase.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0 – $49,999	5.82%	5.50%
$50,000 – $99,999	4.71%	4.50%
$100,000 – $249,999	3.63%	3.50%
$250,000 – $499,999	2.56%	2.50%
$500,000 – $999,999	2.04%	2.00%
$1,000,000+	0.00%	0.00%

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more funds or series of the Allianz Trust that offer Class A Shares (together, “Eligible Funds”), are described in greater detail in the Fund’s Prospectus and Statement of Additional Information.

The initial sales charges on Class A Shares and the CDSCs on Class A Shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Allianz Fund’s Statement of Additional Information for details.

Unless you are eligible for a waiver, if you sell (redeem) your Class C Shares within the first year after your initial purchase, you will pay a CDSC of 1%. For investors investing in Class C Shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. CDSCs on Class C Shares may be reduced or waived under certain purchase arrangements and for certain categories of investors.

The Allianz Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class Shares, Class P Shares or Class D Shares of the Fund.

Institutional Class Shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class Shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

With respect to Institutional Class Shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund.

Class P Shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Fund pays service fees to these entities for services they provide to Class P shareholders. Class P Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

33

Class D Shares are continuously offered through financial service firms, such broker-dealers or registered investment advisers, with which the Allianz Trust’s distributor has an agreement for the use of the Fund in particular investment products, programs or accounts for which a fee may be charted.

Fuller & Thaler Fund

The public offering price you pay when you buy Class A Shares of the Fund is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Class A Shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0 – $49,999	5.82%	5.50%
$50,000 – $99,999	4.71%	4.50%
$100,000 – $249,999	3.63%	3.50%
$250,000 – $499,999	2.56%	2.50%
$500,000 – $999,999	2.04%	2.00%
$1,000,000+	0.00%	0.00%

The initial sales charges on Class A Shares and the CDSC on Class A Shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Fuller & Thaler Fund’s Statement of Additional Information for details.

The Fuller & Thaler Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Shares or Select Shares of the Fund.

Institutional Shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

With respect to Institutional Shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase Institutional Shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund.

Select Shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial intermediaries, and the Fund pays service fees to these entities for services they provide to Select Shares shareholders. Select Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Redemptions and Exchanges

Allianz Fund

Class A Shares and Class C Shares

You can sell (redeem) Class A Shares or Class C Shares of the Allianz Fund in the following ways:

•	Through your broker, dealer or other intermediary. Your broker, dealer or other financial intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

34

•	Directly from the Allianz Trust by Written Request. To redeem Class A Shares or Class C Shares directly from the Allianz Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Allianz Transfer Agent, Boston Financial Data Services, Inc., at P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Allianz Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Allianz Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to sent to the address(es) of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Allianz Transfer Agent in writing or call 1-800-988-8380 before submitting a request to redeem Class A Shares or Class C Shares. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Allianz Transfer Agent. You cannot redeem your shares by written request if they are held in broker “street name” accounts – you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Allianz Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below. The distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan if the administrator for which has an agreement with Allianz Global Distributors.

The Allianz Fund’s Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Allianz Transfer Agent

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Fund’s Statement of Additional Information describes each of these options and provides additional information about selling shares.

Additionally, certain direct shareholders may be able to redeem shares of the Fund online by visiting, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

35

Other than an applicable CDSC, you will not pay any special fees or charges to the Allianz Trust or Allianz Global Distributors when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, will be sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Institutional Class Shares, Class P Shares and Class D Shares

You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Allianz Trust or its distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Allianz Distributor at 1- 800-498-5413 regarding the Institutional Class Shares, Class P Shares and Class D Shares for information regarding how to sell your shares directly to the Allianz Trust.

Redemptions by Mail. An investor may redeem (sell) shares held directly with the Allianz Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W.9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should reference the Fund, the class of shares to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Allianz Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Means. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Allianz Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should reference the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and should include the signature (which may be an electronic signature sent as an attachment consisting of a PDF file, for example) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Fund Management and the Allianz Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Fund Management or the Allianz Transfer Agent to be genuine. Neither the Allianz Trust nor the Allianz Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Fund’s Prospectus. Shareholders should realize that by electing the telephone or wire or e- mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Allianz Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Fund Management or the

36

transfer agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Allianz Trust or Allianz Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below.

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Allianz Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor’s bank address of record within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Allianz Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Your financial service firm is obligated to transmit your redemption orders to the Allianz Trust’s distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the distributor or the Allianz Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the distributor in good order.

Redemption in Kind.

The Allianz Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Allianz Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchanges.

Except as provided below and/or in the Fund’s prospectus, you may exchange shares of Class A, Class C, Institutional Class, Class P and Class D of the Fund for the same class of shares of any series of Allianz Trust that offers the same class of shares. Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Allianz Trust. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Allianz Trust or its designee. Currently, the Allianz Trust does not charge any exchange fees. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

For Class A Shares and Class C Shares, exchanges are subject to the $1,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan.

37

In the case of Institutional Class Shares and Class P Shares, an exchange may be made by following the redemption procedure described below under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Allianz Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege. With respect to Institutional Class, Class P and Class D Shares, an investor may exchange shares only with other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

In certain circumstances, shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, as described in the Fund’s Statement of Additional Information. If you maintain your account with the Allianz Trust’s distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Funds, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Allianz Distributor at 1-800-988-8380.

Additionally, certain direct shareholders may be able to redeem shares of the Fund online by visiting, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in the Fund’s Prospectus and “Taxation” in the Fund’s Statement of Additional Information.

The Allianz Trust and Allianz Fund Management each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Allianz Trust or Allianz Fund Management, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by Allianz Fund Management to be detrimental to the Allianz Trust or the Fund. Although the Allianz Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Allianz Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

The Allianz Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Fuller & Thaler Fund

Class A Shares, Institutional Shares and Select Shares

Requests to sell shares are processed at the NAV of the applicable Fund class next calculated after Fund or its agent receives your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents, payment and any applicable signature guarantees.

You may receive redemption payments in the form of a check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. A Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of

38

$250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Redemption By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Fuller & Thaler Fund Management Fuller & Thaler Behavioral Advantage Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Fuller & Thaler Fund Management Fuller & Thaler Behavioral Advantage Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund’s/class’ name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Your request must also be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, which is generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the CST Transfer Agent if you have questions. At the discretion of the Fund or the CST Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

Redemption By Telephone. You may redeem any part of your account (up to $25,000) in the Fund by calling the CST Transfer Agent. You must first complete the optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. Neither the Fund, the Transfer Agent, nor the custodian are liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the CST Transfer Agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Other Redemption Information. If you are not certain of the requirements for a redemption, please call the CST Transfer Agent. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the redemption proceeds on or before the fifth business day following the redemption. However, payment for a redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York

39

Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the applicable Fund class at that class’ current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $[        ] in A Shares, $[        ] in Institutional Shares or $[        ] in Select Shares, due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Capitol Series Trust Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Redemption in Kind.

The Capitol Series Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Capitol Series Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchanges.

There are currently no exchange privileges offered by the Fuller & Thaler Fund.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING

Dividends and Distributions

Each of Allianz Fund and Fuller & Thaler Fund distribute substantially all of its net investment income to shareholders in the form of dividends. Shareholders begin earning dividends on Fund shares the day after the Fund receives your purchase payment.

Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

The Funds’ dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments. Additional options with respect to dividend and capital gains distributions specific to the Allianz Fund may be available to Shareholders as more specifically detailed in that Fund’s prospectus.

Financial service firms may offer additional distribution reinvestment programs or options. Shareholders should contact their firm for details.

40

Sales charges or other fees are not charged on the receipt of shares received through the reinvestment of Fund distributions.

Allianz Fund. If Fund distributions are made by check and any such dividend or capital gain distribution check(s) remain uncashed for more than six months, the proceeds may be invested in shares of the applicable Fund class at the NAV for that class calculated on the day of such investment. Additionally, if Fund distributions are made by check and the postal or other delivery service is unable to deliver the checks to a shareholder’s address of record, the Allianz Transfer Agent will hold the returned checks for the shareholder’s benefit in a non-interest bearing account.

Fuller & Thaler Fund. A shareholder’s distribution option will automatically convert to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fuller & Thaler Fund which are not cashed within 180 days will be reinvested in the applicable Fund class at the current day’s NAV for that Fund class.

Tax Information

Each Fund’s distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares.

Frequent Trading

Allianz Fund Frequent Trading Policies/Abusive Trading Practices:

The Allianz Trust encourages shareholders to invest in the Allianz Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Allianz Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Allianz Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

In compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Allianz Fund’s distributor has entered and will enter into agreements with financial intermediaries that trade with the Allianz Trust on an omnibus basis pursuant to which such financial intermediaries must, upon request, provide the Fund with certain shareholder identity and trading information so that the Fund can detect, prevent and report market timing or excessive short term trading. If the Allianz Fund detects market timing activities either at the omnibus or individual account level, the Fund may require the financial intermediaries to take actions to curtail the activity, which may include restricting a shareholder’s trading activity in the Fund.

To discourage excessive, short-term trading and other abusive trading practices, the Allianz Trust Board has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

41

The Allianz Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Allianz Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

The Allianz Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Allianz Trust and Allianz Fund Management each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Allianz Trust or of Allianz Fund Management, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Allianz Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Allianz Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Allianz Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee- based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Allianz Trust and its service providers to identify short-term transactions in the Fund. Although the Allianz Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Fund, there can be no assurance of success in this regard.

Fuller & Thaler Funds Frequent Trading Policies/Policy on Market Timing:

The Fuller & Thaler Fund discourages market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Capitol Series Trust Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. HASI, the Transfer Agent, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then the Adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Capitol Series Trust Board.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a Financial Intermediary). Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request,

42

information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

43

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about October 16, 2015. On the Closing Date, all of the assets and liabilities of the Allianz Fund will be transferred to the Fuller & Thaler Fund. In exchange for the transfer of these assets, the shares of each Allianz Class will effectively be exchanged for shares of the corresponding Fuller & Thaler Class, as set forth in the table below:

Allianz Class	Fuller & Thaler Class
Class A Shares	Class A Shares
Class C Shares	Class A Shares
Class D Shares	Class A Shares
Institutional Shares	Institutional Shares
Class P Shares	Select Shares

The shares of each Fuller & Thaler Class to be issued to the corresponding Allianz Class shall be equal in value to the aggregate NAV of that Allianz Class as of 4:00 p.m., E.S.T., on the Closing Date. The Capitol Series Trust shall determine the number of shares of each Fuller & Thaler Class to be issued to the corresponding Allianz Class by dividing the value of the net assets of the Allianz Class (as computed by the Allianz Trust pursuant to valuation procedures approved by the Allianz Trust Board (the “Allianz Valuation Procedures”)) by the net asset value of one share of the Fuller & Thaler Class (as computed by the Capitol Series Trust pursuant to valuation procedures approved by the Capitol Series Trust (the “CST Valuation Procedures”)). The valuation procedures of the Allianz Trust and the Capitol Series Trust are, in all material respects, substantially similar.

Prior to the Reorganization, the Allianz Fund will endeavor to discharge all of its material, known liabilities and obligations, if any, prior to the Closing Date, except for liabilities and obligations incurred in its ordinary course of business as an investment company. Regardless of the extent of the Allianz Fund’s success in doing so, the Fuller & Thaler Fund shall assume all of the Allianz Fund’s liabilities and obligations in existence at Closing Date.

Following the transfer of assets and liabilities in exchange for shares of the Fuller & Thaler Classes, the Allianz Fund will distribute pro rata to the shareholders of each Allianz Class the shares of the corresponding Fuller & Thaler Class shares received by the Allianz Class in complete redemption and liquidation of the Allianz Fund. Shareholders of an Allianz Class owning shares as of 4:00 P.M., E.S.T. on the Closing Date of the Reorganization will receive shares of the corresponding Fuller & Thaler Class equal in value to the aggregate NAV of the Allianz Class shares as of 4:00 p.m., E.S.T. on the Closing Date as calculated pursuant to the Allianz Valuation Procedures. The Allianz Trust shall determine the number of shares of each Fuller & Thaler Class to be issued to the corresponding Allianz Class by dividing the value of the net assets of the Allianz Class (as computed pursuant to the Allianz Valuation Procedures by the NAV) of one share of the Fuller & Thaler Class (as computed by the CST Valuation Procedures). This distribution will be accomplished by the establishment of accounts in the names of each Allianz Class’ shareholders on the share records of the corresponding Fuller & Thaler Class maintained by the Fuller & Thaler Fund’s Transfer Agent. The Fuller & Thaler Fund does not issue share certificates to shareholders. The transfer of shareholder accounts from an Allianz Class to the corresponding Fuller & Thaler Class will occur automatically. It is not necessary for Allianz Fund shareholders to take any action to actually effect the transfer.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things, the receipt by the Allianz Trust and Capitol Series Trust of an opinion to the effect that the Reorganization will be tax-free to the Allianz Fund, the Fuller & Thaler Fund, and their respective shareholders.

44

The Plan may be terminated at any time prior to the Closing Date by the mutual agreement of the Allianz Trust, on behalf of the Allianz Fund and the Capitol Series Trust, on behalf of the Fuller & Thaler Fund. If transactions contemplated by the Plan have not been substantially completed by [            ], 2015, the Plan shall automatically terminate on that date.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne as contemplated in the Plan. See “Information About the Reorganizations – Costs of Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan. A copy of the Plan for the Reorganization is attached hereto as Exhibit A and incorporated herein by reference.

BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATIONS

REASONS FOR THE PROPOSED REORGANIZATION

At an in-person meeting held on March 23, 2015, the Allianz Trust Board, including the trustees who are not “interested persons” of the Allianz Fund within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), considered the proposed Reorganization of the Allianz Fund with and into the Fuller & Thaler Fund. Prior to that meeting, Allianz Fund Management, Fuller & Thaler and HASI provided the Board with materials on the proposed Reorganization and related matters. Those materials included information on the Fuller & Thaler Fund, comparative information on the Allianz Fund, analyses of the estimated changes in expenses, fees and services associated with the Reorganization, information on the tax treatment of the Reorganization, information on the anticipated costs of the Reorganization and the parties that would bear them, background information on HASI and its resources and capabilities, a draft of the Plan and other information relevant to the Board’s consideration of the Reorganization. At its March 23rd meeting, in addition to the information noted above, the Allianz Trust Board considered the following, among other information and considerations: (a) the potential benefits of the Reorganization to shareholders of the Allianz Fund; (b) the similarities and differences, as applicable, between the investment objectives, policies, restrictions and service provider arrangements of the Allianz Fund and the Fuller & Thaler Fund and the expected continuity in portfolio management services to the Allianz Fund resulting from Fuller & Thaler’s service as investment adviser to the Fuller & Thaler Fund after the Reorganization; (c) the terms and conditions of the Plan that might affect the value of the outstanding shares of the Allianz Fund; (d) the respective tax attributes of the Allianz Fund and the Fuller & Thaler Fund and the estimated direct or indirect tax consequences of the Reorganization to Allianz Fund shareholders; and (e) any direct or indirect costs to be incurred by the Allianz Fund or its shareholders as a result of the Reorganization. Following consideration and discussion of these and other items, the Allianz Trust Board, and its independent Trustees, each by unanimous vote:

•	determined that the Reorganization would be in the interests of the shareholders of the Allianz Fund and that the consummation of the Reorganization would not result in the dilution of the current interests of any such shareholders;

•	approved the Plan in substantially the form attached as Exhibit A to this Prospectus/Proxy Statement; and

•	approved certain other actions and items necessary to effect the Reorganization.

In connection with making the determinations and taking the actions described above, the Allianz Trust Board considered the following factors and features of the Reorganization, among others:

•	The Allianz Trust Board considered that the Fuller & Thaler Fund will have an identical investment objective and that its investment strategies, policies and restrictions will be substantially similar, though not identical, to those of the Allianz Fund.

•

The Allianz Trust Board considered that Fuller & Thaler, and not Allianz Fund Management, the Allianz Fund or its shareholders, will bear the proxy preparation and solicitation costs of the Reorganization and the other expenses of the Reorganization, except that: (i) the Allianz Fund will bear the costs, if any, of

45

restructuring the Allianz Fund’s portfolio, such as brokerage commissions and other transaction costs; (ii) the Fuller & Thaler Fund will bear any expenses associated with the registration of the Fuller & Thaler Fund shares that will be issued in connection with the Reorganization; and (iii) the Allianz Fund will bear the costs of its legal counsel in connection with the Reorganization. Because the Allianz Fund is currently incurring expenses at rates above the expense limitations in effect for each share class, the Allianz Trust Board considered that any expenses allocated to the Allianz Fund are likely to be borne by Allianz Fund Management.

•	The Allianz Trust Board considered that the Reorganization is expected to constitute a tax-free reorganization under the Code and that, accordingly, no gain or loss is expected to be recognized by the Allianz Fund or its shareholders as a direct result of the Reorganization.

•	The Allianz Trust Board considered that the Fuller & Thaler Fund will have a contractual management fee rate of 0.60% of the Fund’s average daily net assets payable to Fuller & Thaler, which is higher than the contractual management fee rate of 0.40% payable by the Allianz Fund to its current adviser, Allianz Fund Management, and that the estimated gross expense ratio of each Fuller & Thaler Class of the Fuller & Thaler Fund is significantly higher than its corresponding Allianz Class of the Allianz Fund. The Allianz Trust Board took into account that Fuller & Thaler has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90%, 0.65% and 0.75% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2017, and 1.05%, 0.80% and 0.90% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. The Board noted that taking into account the expense caps currently observed by Allianz Fund Management for the Allianz Fund, the estimated net expense ratios of each Fuller & Thaler Class would be somewhat higher than its corresponding Allianz Class. They noted, however, that one of the Allianz Classes (Class C) would be exchanged for a Fuller & Thaler Class (Class A) that is expected to have lower net expenses. The Allianz Trust Board also took into account information indicating that, although the Fuller & Thaler Fund would generally impose higher fees and expenses than the Allianz Fund, the Fuller & Thaler Fund’s management fee and net expenses (taking into account differences in share classes) would generally be lower than the median management fees and net expenses of funds in its Lipper Multi-Cap Core peer group.

•	The Allianz Trust Board considered the future prospects for the Allianz Fund and alternatives to the Reorganization. In particular, the Allianz Trust Board considered that the Allianz Fund is the only remaining Allianz Fund Management-sponsored fund sub-advised by an adviser that is not affiliated with Allianz Fund Management. The Allianz Trust Board considered, moreover, that Allianz Fund Management has indicated that it wishes to sponsor only funds managed by affiliates and would likely propose liquidating the Allianz Fund at a later date if the Reorganization were to not occur. A liquidation would be a taxable event for existing shareholders of the Allianz Fund. The Allianz Trust Board considered that Fuller & Thaler and HASI believe that they can successfully grow the Fuller & Thaler Fund’s assets following the Reorganization and can provide existing Allianz Fund shareholders an opportunity to remain in a fund with a strong performance record.

•	The Allianz Trust Board considered that Fuller & Thaler, the current sub-adviser to the Allianz Fund (responsible for day-to-day portfolio management), is expected to serve as the investment adviser (without retention of a sub-adviser) to the Fuller & Thaler Fund, and will manage the Fuller & Thaler Fund’s portfolio following the Reorganization, and that the current portfolio managers of the Allianz Fund will continue to serve in the same roles for the Fuller & Thaler Fund following the Reorganization.

•	The Allianz Trust Board considered that the services provided to shareholders of the Fuller & Thaler Fund are not anticipated to differ materially from those provided to the Allianz Fund.

46

•	The Allianz Trust Board considered that the Reorganization will be consummated at net asset value, and that the valuation policies and procedures for the Allianz Fund are not materially different from those of the Fuller & Thaler Fund, and that, pursuant to a condition precedent set forth in the Plan, the Allianz Trust is not obligated to consummate the Reorganization unless the Allianz Trust and the Capitol Series Trust agree on the number of shares to be exchanged.

•	The Allianz Trust Board considered that the Reorganization is subject to the approval of shareholders of the Allianz Fund.

The Capitol Series Trust Board likewise approved the Reorganization on behalf of the Fuller & Thaler Fund. The Capitol Series Trust Board, including a majority of its Independent Trustees, unanimously determined that the Reorganization is in the best interest of the Fuller & Thaler Fund and its shareholders and that the interests of the existing shareholders of the Fuller & Thaler Fund would not be diluted as a result of the Reorganization.

COSTS OF THE REORGANIZATION

Under the Plan, the Allianz Fund and the Fuller & Thaler Fund will not bear any expenses associated with their participation in the Reorganization, except as noted below. Such expenses include without limitation: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (b) expenses associated with the preparation and filing of the registration statement on Form N-14 which includes this Proxy Statement/Prospectus; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction (except, in each case, that the Allianz Fund will bear the expenses of its legal counsel). The Allianz Fund will bear the costs, if any, of restructuring the Allianz Fund’s portfolio, such as brokerage commissions and other transaction costs. The Fuller & Thaler Fund will bear any expenses associated with the registration of the Fuller & Thaler Fund shares that will be issued in connection with the Reorganization. The Allianz Fund will bear the costs of its legal counsel in connection with the Reorganization. Because the Allianz Fund is currently incurring expenses at rates above the expense limitations in effect for each share class, any expenses allocated to the Allianz Fund are expected to be borne by Allianz Fund Management.

Except as otherwise noted, Fuller & Thaler, HASI, or their respective affiliates, will bear the above expenses associated with the Allianz Fund’s and the Fuller & Thaler Fund’s participation in the Reorganization as agreed between them.

DESCRIPTION OF THE ALLIANZ FUND AND FULLER & THALER FUND CAPITALIZATION

The shares of the Fuller & Thaler Fund to be issued to shareholders of the Allianz Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. The following tables shows, as of June 30, 2015, the capitalization of each Allianz Class and the corresponding Fuller & Thaler Class and the pro forma combined capitalization of the corresponding Fuller & Thaler Class, giving effect to the proposed Reorganization as of that date. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Allianz Fund Class and changes in the NAV of each such class.

Allianz Fund – Class A Shares	Net Assets		Shares Outstanding
Allianz Fund – Class A Shares		$10,569,136	535,032
Fuller & Thaler Fund – Class A Shares	$
Adjustment for Shares Outstanding		—	—
Combined Class Proforma	$

47

Allianz Fund – Institutional Shares	Net Assets		Shares Outstanding
Allianz Fund – Institutional Shares		$29,005,877	1,458,911
Fuller & Thaler Fund – Institutional Shares	$
Adjustment for Shares Outstanding		—	—
Combined Class Proforma	$

Allianz Fund – Class C Shares	Net Assets		Shares Outstanding
Allianz Fund – Class C Shares		$932,238	48,421
Fuller & Thaler Fund – Class A Shares	$
Adjustment for Shares Outstanding		—	—
Combined Fund Proforma	$

Allianz Fund – Class D Shares	Net Assets		Shares Outstanding
Allianz Fund – Class D Shares		$2,659,704	135,900
Fuller & Thaler Fund – Class A Shares	$
Adjustment for Shares Outstanding		—	—
Combined Fund Proforma	$

Allianz Fund – Class P Shares	Net Assets		Shares Outstanding
Allianz Fund – Class P Shares		$106,724	5,385
Fuller & Thaler Fund – Class A Shares	$
Adjustment for Shares Outstanding		—	—
Combined Fund Proforma	$

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the Reorganization, the Capitol Series Trust, on behalf of the Fuller & Thaler Fund, and the Allianz Trust, on behalf of the Allianz Fund, will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	the Reorganization as set forth in the Plan will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Allianz Fund and Fuller & Thaler Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	no gain or loss will be recognized by the Fuller & Thaler Fund upon the receipt of the Allianz Fund’s assets (as defined in the Plan) solely in exchange for shares of the Fuller & Thaler Fund and the assumption by the Fuller & Thaler Fund of the Allianz Fund’s liabilities (as defined in the Plan); no gain or loss will be recognized by the Allianz Fund upon transfer of the Allianz Fund assets (as defined in the Plan) to the Fuller & Thaler Fund in exchange for shares of the Fuller & Thaler Fund and the assumption by the Fuller & Thaler Fund of the Allianz Fund’s liabilities (as defined in the Plan) or upon the distribution (whether actual or constructive) of the Fuller & Thaler Fund shares to the shareholders of the Allianz Fund in complete liquidation except for: A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) upon the transfer of an Allianz Fund asset (as defined in the Plan) regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

•	no gain or loss will be recognized by shareholders of the Allianz Fund upon exchange of their shares solely for shares of the Fuller & Thaler Fund as part of the Reorganization; the aggregate tax basis of the shares of the Fuller & Thaler Fund received by shareholders of the Allianz Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Allianz Fund shares exchanged therefore;

48

•	the holding period of the Fuller & Thaler Fund’s shares received by shareholders of the Allianz Fund will include the period during which the Allianz Fund shares exchanged therefor were held by such shareholders, provided the shares of the Allianz Fund were held as capital assets on the date of the Reorganization;

•	the tax basis of the Allianz Fund’s assets (as defined in the Plan) in the hands of the Fuller & Thaler Fund will be the same as the tax basis of such assets in the hands of the Allianz Fund immediately prior to the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Allianz Fund upon the transfer; and

•	the holding period of the Allianz Fund’s assets (as defined in the Plan) in the hands of the Fuller & Thaler Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which those assets were held by the Allianz Fund (except where investment activities of the Fuller & Thaler Fund have the effective of reducing or eliminating the holding period with respect to an asset).

•	the taxable year of the Fuller & Thaler Fund will not end as a result of the Reorganization.

The opinions provided in connection with the Reorganization may be based on customary assumptions and such representations as tax counsel may reasonably request and each of the Allianz Trust, on behalf of the Allianz Fund, and the Capitol Series Trust, on behalf of the Fuller & Thaler Fund, will cooperate to make and certify the accuracy of such representations. The requirement that the above-described opinions be provided in connection with the Reorganization cannot be waived by either the Allianz Trust, on behalf of the Allianz Fund, or the Capitol Series Trust, on behalf of the Fuller & Thaler Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Allianz Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of the Allianz Fund and the fair market value of the shares of the Fuller & Thaler Fund received in exchange therefor.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) information on the Fund’s unrealized gains/losses and capital loss carryforwards, and the possibility that the Allianz Fund may make distributions (which may be taxable) of ordinary income and/or realized capital gains to its respective shareholders prior to the Reorganization being consummated.

Shareholders of the Allianz Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Allianz Trust and the Capitol Series Trust are open-end, management investment companies. The Allianz Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Capitol Series Trust was established under the laws of Ohio.

The rights of shareholders of the Capitol Series Trust and Allianz Trust are defined by their respective organizational documents and state law. The following is only a summary of certain rights of shareholders of the Allianz Fund and the Fuller & Thaler Fund under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to such charter documents, the provisions of state law, the 1940 Act, and rules thereunder for a more thorough description.

49

Allianz Fund

General. The Allianz Fund is a series of the Allianz Trust. The Allianz Trust was established under the laws of Massachusetts pursuant to the Amended and Restated Agreement and Declaration of Trust dated March 28, 2008 (the “Allianz Declaration of Trust”). The Allianz Trust also is governed by its Amended and Restated By-Laws, dated as of March 28, 2008 (the “Allianz By-Laws”), and by applicable Massachusetts law.

Shares. The shares of the Allianz Trust may be issued in one or more series as the Allianz Trust Board may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets specifically allocated to that series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Allianz Trust. The beneficial interest in each series shall at all times be divided into shares, with a par value of $0.00001 per share or such other amount as may be fixed from time to time by the Allianz Trust Board. The Allianz Trust Board may, without shareholder approval, divide the shares of any series into two or more classes. The number of shares of each series or class authorized shall be unlimited and the shares so authorized may be represented in part by fractional shares.

Voting Requirements. Shares of the Allianz Trust entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of a series of the Allianz Trust have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each series of the Allianz Trust separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Allianz Trust Board has determined that the matter does not affect all series of the Allianz Trust, then only shareholders of the series affected shall be entitled to vote on the matter.

Shareholder Meetings. Under the Allianz Declaration of Trust, the Allianz Trust is not required to hold annual meetings of Allianz Trust shareholders to elect trustees or for other purposes. It is not anticipated that the Allianz Trust will hold shareholders’ meetings unless required by law or the Allianz Declaration of Trust. In this regard, the Allianz Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Allianz Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The shareholders have power to vote only (i) for the election of trustees as provided in the Allianz Declaration of Trust, (ii) with respect to any manager or sub-adviser as provided in the Allianz Declaration of Trust to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust or any series or class of shares to the extent and as provided in the Allianz Declaration of Trust, (iv) with respect to any amendment of the Allianz Declaration of Trust to the extent and as provided in the Allianz Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders, and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Declaration of Trust, the Allianz By-Laws or any registration of the Allianz Trust with the SEC (or any successor agency) or any state, or as the Allianz Trust Board may consider necessary or desirable.

Election and Term of Trustees. Subject to the provisions of the Allianz Declaration of Trust, the business of the Allianz Trust is be managed by its trustees, and they have all powers necessary or convenient to carry out that

50

responsibility. The shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. Each trustee serves during the continued lifetime of the Allianz Trust until he or she retires, resigns, is removed or dies, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor. Any trustee may resign at any time by written instrument signed by such trustee and delivered to any officer of the Allianz Trust, to each other trustee, or to a meeting of the trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Any trustee may be removed from office with or without cause by written instrument, signed by a majority of the trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement with the Allianz Trust, no trustee resigning and no trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Allianz Trust. However, the Allianz Declaration of Trust disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Allianz Declaration of Trust also provides for indemnification out of a series’ property for all loss and expense of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the series of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Liability of Trustees. The Allianz Declaration of Trust provides that trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or principal underwriter of the Allianz Trust, nor shall any trustee be responsible for the act or omission of any other trustee, though trustees are not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Reorganization. The Allianz Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (i) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of The Commonwealth of Massachusetts or any other jurisdiction or (ii) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the Allianz Trust, or one or more series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the trustees then in office without the approval of shareholders of the Allianz Trust or relevant series.

Fuller & Thaler Fund

General. The Fuller & Thaler Fund is a series of Capitol Series Trust. The Capitol Series Trust was established as a business trust under Ohio law by an Agreement and Declaration of Trust (the “CST Trust Instrument”) dated September 18, 2013. Capitol Series Trust is also governed by its by-laws and by applicable Ohio law.

51

Shares. The CST Trust Instrument permits the Capitol Series Trust Board, without shareholder approval, to issue an unlimited number of shares of beneficial interest, without par value, in separate series and to divided series into classes of shares. The Capitol Series Trust Board may from time to time, and without shareholder approval, divide or combine the shares of a series or class thereof into a greater or lesser number of shares of that series or class so long as the proportionate beneficial interest in the assets belonging to that series or class and the rights of shares of any other series or class are in no way affected. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and in such dividends and distributions out of income belonging to that series as are declared by the Board.

No shares of any series have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions.

Voting Requirements. Each series or class thereof votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to that series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Capitol Series Trust and thus only those series or classes are entitled to vote on the matter.

Ohio law does not require the Capitol Series Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owns.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. The shareholders shall have power to vote only (i) for the election or removal of Trustees as set forth in “Election and Term of Trustees” below, (ii) with respect to any contract as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any series to the extent provided for in the CST Trust Instrument, (iv) with respect to any amendment of the CST Trust Instrument as provided for in the CST Trust Instrument, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Capitol Series Trust or the shareholders, and (vi) with respect to such additional matters relating to the Capitol Series Trust as may be required by the 1940 Act, the CST Trust Instrument, the Capitol Series Trust By-Laws or any registration of the Capitol Series Trust with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Election and Term of Trustees. Capitol Series Trust’s affairs are supervised by the Trustees under the laws governing business trusts in the State of Ohio. Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, consistent with the provisions of the CST Trust Instrument, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall cause to be held as promptly as possible, and in any event within the period required by the 1940 Act, a meeting of shareholders for the purpose of electing Trustees to fill any existing vacancies. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Capitol Series Trust.

Shareholder Liability. Pursuant to the CST Trust Instrument, shareholders of a series of the Capitol Series Trust generally are not personally liable for the acts, omissions or obligations of Capitol Series Trust.

52

Liability of Trustees and Officers. A Trustee or officer of the Capitol Series Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Capitol Series Trust or any other Trustee or officer of the Trust; provided, however, that nothing contained herein or in the 1940 Act shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Capitol Series Trust.

Reorganization. The Trustees may sell, convey and transfer the assets of the Capitol Series Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Capitol Series Trust to be held as assets belonging to another series of the Capitol Series Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Capitol Series Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are being transferred. If required by the 1940 Act, any such transfer shall be subject to approval of the shareholders of the affected series.

In case of any liquidation of a series or class, the holders of shares of the series or class being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series or class.

53

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record of the Allianz Fund on the Record Date will be entitled to vote at the Special Meeting. Each share of the Allianz Fund is entitled to one vote and each fractional share is entitled to a fractional vote. Any shareholder may vote a portion of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote against the proposal, but if the shareholder fails to specify the number of shares which are to vote affirmatively, it will be conclusively presumed that the shareholder is approving the vote with respect to the total shares that the shareholder is entitled to vote. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Allianz Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Special Meeting and voting in person.

Quorum

A quorum of shareholders is required to take action at the Special Meeting. For the purposes of taking action with respect to the Reorganization, the holders of 30% of the shares of the Allianz Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Allianz Fund at the Special Meeting.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Allianz Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes.

In the event that a quorum is not present, or if sufficient votes in favor of a proposal are not received by the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for the Allianz Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares of the Allianz Trust present in person or represented by proxy at the session of the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Vote Required

The approval of the Reorganization requires the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Allianz Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”).

Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

Manner of Voting

The Allianz Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Allianz Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a

54

member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares in the Allianz Fund that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the Reorganization.

If you hold shares in the Allianz Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Allianz Fund or the Allianz Distributor, the service agent may be the record shareholder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the Reorganization. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Allianz Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Methods of Voting

Electronic Voting: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone to a live operator by following the instructions found on the Notice of Internet Availability of Proxy Materials or calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to BFDS by the Allianz Trust, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of Fuller & Thaler, Allianz Fund Management or its affiliates if the Allianz Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of proxy materials which includes a proxy card and then complete, sign and mail the proxy card received with the Prospectus/Proxy Statement by following the instructions on the proxy card, or you can attend the Special Meeting in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 31, 2015, the officers and Trustees of the Allianz Trust, as a group, beneficially owned less than 1% of the outstanding shares of Allianz Fund. As of the Record Date, the Fuller & Thaler Fund had no shares outstanding.

55

As of July 31, 2015, to the knowledge of the Trustees and management of the Allianz Trust, other than as set forth below, no person owned: (1) beneficially or of record more than 5% of the outstanding shares of any Allianz Fund Class; or (2) owned beneficially more than 25% of the outstanding shares of the Allianz Fund. Any shareholder who holds beneficially 25% or more of the Allianz Fund may be deemed to control the Allianz Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Shareholder Name and Address	Number of Share	Percentage of Class Owned	Percentage of Fund Own
Class A Shares
[To be filed by Amendment]

Class C Shares
[To be filed by Amendment]

Institutional Shares
[To be filed by Amendment]

Class D Shares
[To be filed by Amendment]

Class P Shares
[To be filed by Amendment]

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record of the Allianz Fund at the close of business on August 10, 2015 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote the following shares of the Allianz Fund:

Allianz Fund	Number of Shares
Class A Shares	To be filed by Amendment
Class C Shares	To be filed by Amendment
Institutional Shares	To be filed by Amendment
Class P Shares	To be filed by Amendment
Class D Shares	To be filed by Amendment

The votes of the shareholders of the Fuller & Thaler Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no Fuller & Thaler Fund shares.

56

OTHER MATTERS

Although the Special Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is the Proposal described herein. If any other matters properly come before the Special Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is an Allianz Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call 1-844-292-8017. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials, proxy statements and information statements and want future mailings to be combined with those of other members of your household, please contact Allianz Fund Management in writing at Allianz Global Investors Fund Management LLC, C/O BFDS, P.O. Box 8050, Boston, Massachusetts 02940, or by telephone at 1-800-498-5413 (for Institutional Class, Class P and Class D Shares) or 1-800-988-8380 (for Class A and Class C Shares), or contact your financial service firm.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

Thomas J. Fuccillo

Secretary

August [    ], 2015

57

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2015, by and between Capitol Series Trust, an Ohio business trust (the “Capitol Trust”), with its principal place of business at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, with respect to its Fuller & Thaler Behavioral Advantage Fund (the “Acquiring Fund”) and the Allianz Funds Multi-Strategy Trust (the “Allianz Trust”), a Massachusetts business trust, with its principal place of business at 1633 Broadway, New York, NY 10019, with respect to its AllianzGI Behavioral Advantage Large Cap Fund (the “Selling Fund”).

The reorganization will consist of (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Selling Fund to the Acquiring Fund in exchange solely for: (a) shares of beneficial interest, without par value per share, of each class of the Acquiring Fund (each an “Acquiring Class”); and (b) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (ii) the subsequent distribution, of the shares of each Acquiring Class (collectively, “Acquiring Fund Shares”) to the shareholders of each corresponding class of the Selling Fund (each a “Selling Class”), pursuant to the designations set forth in Schedule 1.1 and on a pro rata basis as set forth in paragraph 1.4 below, in complete redemption of the undesignated shares of beneficial interest (which are all of the shares of beneficial interest) of the Selling Fund (the “Selling Fund Shares”) and the liquidation of the Selling Fund as provided herein (the “Reorganization” and, together with the transactions described in clauses (i) and (ii) of this sentence, the “Merger”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund has been organized in order to continue the business and operations of the Selling Fund;

WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund shall have no liabilities and its only asset shall be the seed money deposited to facilitate the approval of Acquiring Fund start-up matters;

WHEREAS, the Trustees of the Capitol Trust, including a majority of Trustees who are not interested persons of the Capitol Trust, have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Selling Fund for Acquiring Fund Shares and the assumption of all liabilities of the Selling Fund by the Acquiring Fund (except as set forth below) is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Trustees of the Allianz Trust, including a majority of Trustees who are not interested persons of the Allianz Trust, have determined that the Merger is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Merger;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS BY THE ALLIANZ TRUST ON BEHALF OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION BY THE CAPITOL TRUST ON BEHALF OF THE ACQUIRING FUND OF SELLING LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Allianz Trust, on behalf of the Selling Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to the Selling Fund as set forth in paragraph 1.2 to the Acquiring Fund. The Capitol Trust, on behalf of the Acquiring Fund, agrees in exchange for the Selling Fund’s property and assets (i) to deliver to the Selling Fund the full and fractional shares of each Acquiring Class as of the time and date set forth in paragraph 3.1 in amounts sufficient to permit the Allianz Trust to make the distribution described in paragraph 1.4. The Acquiring Trust shall determine the number of shares of each Acquiring Class to be issued by dividing the value of the net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) of each corresponding Selling Class by the net asset value of one share of the Acquiring Class (computed in the manner and as of the time and date set forth in paragraph 2.2). Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The property and assets of the Selling Fund to be sold, assigned, conveyed, transferred and delivered to Acquiring Fund shall consist of all assets and property of every kind and nature of the Selling Fund, including, without limitation, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, know or unknown), securities, commodities, interests in futures, good will and other intangible property, originals or copies of or access to all books and records of the Selling Fund, and deferred or prepaid expenses and all interests, rights, privileges and powers that the Selling Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”).

The Selling Fund will promptly assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, cash dividends or other securities received by the Selling Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued; provided, for the avoidance of doubt, that distributions with respect to securities that have gone “ex” such distribution prior to the Valuation Date shall be included in the determination of the value of the Assets of the Selling Fund acquired by the Acquiring Fund.

The Allianz Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held assets, including but not limited to portfolio securities and other investments, of the Selling Fund, and shall identify any investments of the Selling Fund being fair valued by the Selling Fund or being valued based on broker-dealer quotes.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to in the previous paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (i) any request by the Acquiring Fund made pursuant to this paragraph shall be made in writing at least 20 days before the Closing Date, (ii) the Selling

Fund shall be required to dispose of assets pursuant to this paragraph only to the extent permissible and consistent with the Selling Fund’s investment objectives and policies and (iii) nothing herein will require the Selling Fund to dispose of any assets including but not limited to securities and other investments if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund’s fiduciary duty to its shareholders or would adversely effect the status of the Merger as a “reorganization” under Section 368(a) of the Code.

Notwithstanding anything to the contrary contained in this Section 1.2, in Section 1.3 below or elsewhere in this Agreement, the Allianz Trust shall retain the assets and liabilities, if any, associated with deferred compensation payable on behalf of the Selling Fund to the Trustees of the Selling Fund at the time of the Reorganization.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its material, known liabilities and obligations, if any, prior to the Valuation Date, except for liabilities and obligations incurred in its ordinary course of business as an investment company. Regardless of the extent of the Selling Fund’s success in doing so, however, the Acquiring Fund shall assume all of the Selling Fund’s liabilities and obligations of any kind whatsoever, except for the liabilities, if any, referenced in the final paragraph of Section 1.2, whether absolute, accrued, contingent, known or unknown or otherwise in existence at the Valuation Date (collectively, “Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. As soon as practicable following the actions contemplated by paragraph 1.1, the Allianz Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Selling Fund. To complete the liquidation, the Allianz Trust, on behalf of the Selling Fund, shall: (a) distribute to the shareholders of record of each Selling Class as of the Closing Date (collectively, “Selling Fund Shareholders”), on a pro rata basis, the shares of the corresponding Acquiring Class received by Selling Fund, pursuant to paragraph 1.1, in complete redemption of the Selling Fund Shares, and (b) liquidate the Selling Fund consistent with applicable law. Such distribution and redemption will be accomplished by the transfer of the shares of each Acquiring Class then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names shareholders of the corresponding Selling Class, as set forth in Schedule 1.1, as of the Closing Date. The aggregate net asset value of the shares of each Acquiring Class to be so credited to the shareholders of the corresponding Selling Class shall be equal to the aggregate net asset value of the Selling Class shares owned by the shareholders of the Selling Class on the Closing Date. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the shares of each Acquiring Class Shares in a name other than the registered holder of shares of the corresponding Selling Class on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such shares of the Acquiring Class are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for the periods ending on or before the Closing Date, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Allianz Trust, on behalf of the Selling Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Assets and the amount of the Liabilities of the Selling Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Selling Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation policies and procedures established by the Trustees of the Allianz Trust.

2.2 VALUATION OF SHARES. The net asset value per share of each Acquiring Class shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, using the valuation policies and procedures established by the Trustees of the Capitol Trust.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing Date shall be October 16, 2015, or such other date that parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the net asset value per share is calculated for each Acquiring Class and/or Selling Class in accordance with the relevant paragraph of Article 2. The Closing shall be held at the offices of the Allianz Trust, or at such other time and/or place as the parties may agree.

At the Closing, the Allianz Trust shall direct Boston Financial Data Services, Inc. (“BFDS”) to transfer ownership of the Assets from the accounts of the Selling Fund to Huntington National Bank for the accounts of the Acquiring Fund. The Allianz Trust shall, within one business day after the Closing, deliver to the Capitol Trust a certificate of an authorized officer stating that (i) the Assets of the Selling Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Selling Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

At the Closing the Allianz Trust shall deliver, or shall cause BFDS to deliver, a list of the names, addresses, federal taxpayer identification numbers, tax basis and holding period information, and backup withholding and nonresident alien withholding statuses of the Selling Fund Shareholders, by Selling Class, as of the Valuation Date, along with documentation regarding withholding statuses (e.g., Forms W-8 and W-9) for Selling Fund Shareholders.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable (in the judgment of the Trustees of the Capitol Trust with respect to the Acquiring Fund and the Trustees of the Allianz Trust with respect to the Selling Fund), the Valuation Date (and the Closing Date) shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Allianz Trust shall direct its transfer agent, BFDS, to issue and deliver to the Secretary of the Capitol Trust, within one business day after the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders by Selling Class and the number and percentage ownership of outstanding shares of each Selling Class owned by each such shareholder of that class immediately prior to the Closing. Within one business day after the Closing, Capitol Trust shall issue and deliver, or cause its transfer agent, Huntington Asset Services, Inc., to issue and deliver, to the Secretary of the Allianz Trust a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares of the appropriate classes have been credited to the Selling Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number shares of each Acquiring Class have been credited to the accounts of the Selling Fund Shareholders on the books of the Acquiring Fund for each corresponding Selling Class pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. Except as has been fully disclosed to the Capitol Trust in Schedule 4.1 of this Agreement, the Allianz Trust, on behalf of the Selling Fund, represents and warrants to the Capitol Trust and the Acquiring Fund as follows:

(a)	The Selling Fund (and each Selling Class) is duly established as a separate investment series (or class of the Selling Fund) of the Allianz Trust, a Massachusetts business trust duly established and validly existing under the laws of Massachusetts, with power under the Agreement and Declaration of Trust of the Allianz Trust, as from time to time in effect (the “Allianz Declaration of Trust”), to own all of its assets and to carry on its business as being conducted as of the date hereof. The Allianz Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualified necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Allianz Trust. The Allianz Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(t).

(b)	The Allianz Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Selling Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)	The current prospectus and statement of additional information of the Selling Fund (true and correct copies of which have been delivered to the Capitol Trust) and each prospectus and statement of additional information of the Selling Fund used during the three years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not or did not at the time of their use, and with respect to the Selling Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Selling Fund is not engaged currently, and the execution, delivery, and performance of this Agreement by the Allianz Trust, on behalf of the Selling Fund, will not result, in a material violation of Massachusetts law or of the Allianz Declaration of Trust or Fifth Amended and Restated Bylaws of the Allianz Trust (the “Allianz Bylaws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Allianz Trust, on behalf of the Selling Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Allianz Trust, on behalf of the Selling Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Allianz Trust, on behalf of the Selling Fund, is a party or by which it is bound.

(e)	All material contracts or other commitments of the Allianz Trust, on behalf of the Selling Fund (other than this Agreement and those contracts listed in Schedule 4.1), will terminate without liability to the Selling Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Allianz Trust, on behalf of the Selling Fund.

(f)	No litigation, administrative proceeding, or, to the Allianz Funds Trust’s knowledge, investigation of or before any court or governmental body is presently pending or, to the Allianz Trust’s knowledge, threatened against the Allianz Trust with respect to the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund’s financial condition, the conduct of the Selling Fund’s business, or the ability of the Allianz Trust, on behalf of the Selling Fund, to carry out the transactions contemplated by this Agreement. The Allianz Trust, on behalf of the Selling Fund, has not received any verbal or written notification from any person containing information that may form the basis for the institution of any such proceedings which, if adversely determined, would materially and adversely affect the Selling Fund’s financial condition, the conduct of the Selling Fund’s business, or the ability of the Allianz Trust, on behalf of the Selling Fund, to carry out the transactions contemplated by this Agreement. The Allianz Trust, on behalf of the Selling Fund, is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Selling Fund’s business or its ability to consummate the transactions herein contemplated.

(g)	The audited financial statements of the Selling Fund at November 30, 2014 are in accordance with generally accepted accounting principles in the United States (“GAAP”) applied, and such statements (true and correct copies of which have been furnished to the Capitol Trust) present fairly, in all material respects, the financial condition of the Selling Fund as of such date and for such period in accordance with GAAP, and there were no known contingent, accrued or other liabilities of the Selling Fund as of such date not disclosed therein.

(h)	Since November 30, 2014, there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)	At the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Selling Fund required by law to have been filed (taking into account any extensions) shall have been filed (taking into account any extensions), and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Selling Fund on said returns, forms and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Allianz Trust’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)

The Selling Fund is a separate series of the Allianz Trust that is treated as a corporation separate from any and all other series of the Allianz Trust under Section 851(g) of the Code. For each taxable year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (and would be) eligible to compute and has computed its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Selling Fund has distributed substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that was accrued or been recognized, respectively, such that for all tax periods ended before the Closing Date, the Selling Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation, the Selling Fund made such distributions, as are necessary so that for all calendar years ending before the Closing Date, the Selling Fund will not have any unpaid tax liability under Section 4982 of the Code. The Selling Fund has no earnings and profits accumulated for any taxable year ended before the Closing Date for which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Selling Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code.

(k)	All issued and outstanding Selling Fund Shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Allianz Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Selling Fund Shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent, on behalf of the Selling Fund, as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund Shares of the Selling Fund, nor is there outstanding any security convertible into any of the Selling Fund Shares of the Selling Fund.

(l)	At the Closing Date, the Allianz Trust, on behalf of the Selling Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer, and deliver such assets hereunder free any liens or other encumbrances, except as previously disclosed to the Acquiring Fund, and, upon delivery and payment for such assets, the Capitol Trust, on behalf of the Acquiring Fund, will, to the knowledge of the Allianz Trust, acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(m)	The execution, delivery, and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of the Allianz Trust, on behalf of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Allianz Trust, on behalf of the Selling Fund, subject to approval by the Selling Fund’s shareholders, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)	Any information furnished or to be furnished by the Allianz Trust, on behalf of Selling Fund, in writing to the Capitol Trust specifically for use in the Registration Statement (as defined in paragraph 5.9) and other documents that may be necessary in connection with the transactions contemplated hereby is or shall be accurate and complete in all material respects and complies or shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)

The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Selling Fund, from the effective date of the Registration Statement through the date of the meeting of the shareholders of the Selling Fund contemplated herein and on Closing Date, will, with respect to the Selling Fund, (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Capitol Trust, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”) and the

1940 Act and the rules and regulations thereunder; provided, that the representations and warranties in this paragraph 4.1(n) shall not apply to statements in or omissions from the Registration Statement made by the Capitol Trust that are not in reliance upon and in conformity with information that was furnished in writing by the Allianz Trust, on behalf of the Selling Fund, for use therein, contained in the Allianz Trust’s registration statement on Form N-1A as it pertains to the Selling Fund, or contained in the currently effective prospectus or statement of additional information of the Allianz Trust as they relate to the Selling Fund.

(p)	The Selling Fund currently complies in all material respects with, and for the three year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, the 1940 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations, except as non-compliance did not have or is not reasonably likely to have a material adverse effect on the Selling Fund. The Selling Fund currently complies in all material respects with, and for the three year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Allianz Trust with respect to the Selling Fund, except as non-compliance did not have or is not reasonably likely to have a material adverse effect on the Selling Fund. All advertising and sales material used by the Selling Fund complies in all material respects with, and for the three year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority, except as non-compliance did not have or is not reasonably likely to have a material adverse effect on the Selling Fund. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Allianz Trust, on behalf of the Selling Fund, during the three year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law, except for any filings that, if not filed, did not or are not reasonably likely to have a material adverse effect on the Selling Fund. Such registration statements, prospectuses, reports, proxy materials and other filings under 1933 Act, the 1934 Act and the 1940 Act, except as did not or are not reasonably likely to have a material adverse effect on the Selling Fund, (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

(q)	Neither the Selling Fund nor, to the knowledge of the Allianz Trust, any “affiliated person” of the Selling Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Allianz Trust, has any affiliated person of the Selling Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(r)	The tax representation certificate to be delivered by the Allianz Trust, on behalf of the Selling Fund, to Bernstein Shur pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(s)	There are no certificates representing ownership of Selling Fund Shares currently outstanding.

(t)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Allianz Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. Except as has been fully disclosed to the Allianz Trust in Schedule 4.2 to this Agreement, the Capitol Trust, on behalf of the Acquiring Fund, represents and warrants to the Allianz Trust and the Selling Fund as follows:

(a)	The Acquiring Fund (and each Acquiring Class) is duly established as a separate investment series (or class of the Acquiring Fund) of the Capitol Trust, a business trust duly organized, validly existing, and in good standing under the laws of Ohio, with power under its Agreement and Declaration of Trust (the “Capitol Trust Declaration of Trust”), to own all of its assets and to carry on its business as being conducted as of the date hereof. The Capitol Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualified necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Capitol Trust. The Capitol Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(o).

(b)	The Acquiring Fund is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is or will be in full force and effect as of the Closing Date.

(c)	The Post-Effective Amendments (as defined in paragraph 5.10) to be filed by the Capitol Trust, insofar as they relate to the Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1933 Act and the 1940 Act and the rules and regulations thereunder.

(d)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Capitol Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Ohio law or the Capitol Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Capitol Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Capitol Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Capitol Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e)	No litigation, administrative proceeding or, to the Capitol Trust’s knowledge, investigation of or before any court or governmental body is presently pending or, to the Capitol Trust’s knowledge, threatened against the Capitol Trust, with respect to the Acquiring Fund, or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of the Acquiring Fund’s business or the ability of the Capitol Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Capitol Trust, on behalf of the Acquiring Fund, has not received any verbal or written notification from any person containing information that may form the basis for the institution of any such proceedings which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of the Acquiring Fund’s business or the ability of the Capitol Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Capitol Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein on behalf of the Acquiring Fund.

(f)	The Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund shall have no liabilities and its only asset shall be the seed money deposited to facilitate approval of Acquiring Fund start-up matters.

(g)	The Acquiring Fund is a newly formed separate series of the Capitol Trust that will be treated as a corporation separate from any and all other series of the Capitol Trust under Section 851(g) of the Code. Subject to the accuracy of the representations and warranties in paragraph 4.1(j), for the taxable year that includes the Closing Date and for subsequent taxable periods, the Capitol Trust reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

(h)	The Acquiring Fund Shares to be issued to the Selling Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and except as described in the Registration Statement non-assessable by the Acquiring Fund, and no shareholder of the Capitol Trust or the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(i)	All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and except as described in the Registration Statement non-assessable by the Capitol Trust or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(j)	The execution, delivery, and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of the Capitol Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Capitol Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)	The information furnished or to be furnished by the Capitol Trust, on behalf of the Acquiring Fund, for use in the Registration Statement and other documents that may be necessary in connection with the transactions contemplated hereby, is or shall be accurate and complete in all material respects and complies or shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(l)	The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Fund, from the effective date of the Registration Statement through the date of the meeting of the shareholders of the Selling Fund contemplated herein and on Closing Date, will, with respect to the Acquiring Fund, (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Allianz Trust, on behalf of the Selling Fund, for use therein), and (ii) comply in all material respects with the provisions of 1934 Act and the 1940 Act and the rules and regulations thereunder.

(m)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(n)

Neither the Acquiring Fund nor, to the knowledge of the Capitol Trust, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the

1940 Act, nor, to the knowledge of the Capitol Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(o)	The tax representation certificate to be delivered by the Capitol Trust, on behalf of the Acquiring Fund, to Bernstein Shur at the Closing pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(p)	The Capitol Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

The Capitol Trust, on behalf of the Acquiring Fund, and the Allianz Trust, on behalf of the Selling Fund, respectively, hereby, further covenant as follows:

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Selling Fund will assist the Capitol Trust in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund each will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 REASONABLE EFFORTS. The Capital Trust, on behalf of the Acquiring Fund, and the Allianz Trust, on behalf of the Selling Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement as promptly as practicable.

5.6 EVIDENCE OF TITLE. The Allianz Trust, on behalf of the Selling Fund, will, from time to time, as and when reasonably requested by the Capitol Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Capitol Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Allianz Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Capitol Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 REGULATORY AUTHORIZATIONS. The Capitol Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.8 SHAREHOLDER MEETING. The Allianz Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 REGISTRATION STATEMENT ON FORM N-14. The Capitol Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Allianz Trust, on behalf of the Selling Fund, will provide to the Capitol Trust such information regarding the Selling Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.10 REGISTRATION STATEMENT ON FORM N-1A. The Capitol Trust, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Acquiring Fund Shares under the 1933 Act and the 1940 Act.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ALLIANZ TRUST ON BEHALF OF THE SELLING FUND

The obligations of the Allianz Trust, on behalf of the Selling Fund, to consummate the transactions provided for herein shall be subject, at its election, to the following conditions:

6.1 All representations and warranties of the Capitol Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Capitol Trust, on behalf of the Acquiring Fund, shall have delivered to the Allianz Trust on the Closing Date a certificate executed in its name by the Capitol Trust’s President or Vice President, in form and substance reasonably satisfactory to the Allianz Trust and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 With respect to the Selling Fund, the Allianz Trust shall have received on the Closing Date an opinion from Bernstein Shur, counsel to the Capitol Trust dated as of the Closing Date, in a form reasonably satisfactory to the Allianz Trust, substantially to the effect that, based on certain facts and certifications made by the Capitol Trust, on behalf of the Acquiring Fund, and its officers:

(a)	The Acquiring Fund is duly established as a separate investment series of the Capitol Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and the Capitol Trust, with respect to the Acquiring Fund, has the trust power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Capitol Trust’s registration statement as an open-end investment company registered under the 1940 Act.

(b)	This Agreement has been duly authorized, executed, and, to the knowledge of such counsel, delivered by the Capitol Trust, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Capitol Trust on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Capitol Trust, on behalf of the Acquiring Fund, enforceable against the Capitol Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(c)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Capitol Trust’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Capitol Trust, on behalf of the Acquiring Fund, is a party or by which it or any of its properties may be bound.

(d)	Assuming that the Acquiring Fund Shares are issued in accordance with the terms of the Capitol Trust’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquiring Fund will be validly issued, fully paid and non-assessable.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Bernstein Shur appropriate to render the opinions expressed therein.

6.2 The Capitol Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Capitol Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Capitol Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Selling Fund and all such other agreements and instruments as the Allianz Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Allianz Trust’s, on behalf of the Selling Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Capitol Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.5 The Capitol Trust, on behalf of the Acquiring Fund, and the Allianz Trust, on behalf of the Selling Fund, shall have agreed on the number of full and fractional shares of each Acquiring Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CAPITOL TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Capitol Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the following conditions:

7.1 All representations and warranties of the Allianz Trust, on behalf of the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Allianz Trust, on behalf of the Selling Fund, shall have delivered to the Capitol Trust on the Closing Date a certificate executed in its name by the Allianz Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Allianz Trust, on behalf of the Selling Fund, shall have delivered to the Capitol Trust, a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Allianz Trust. The Allianz Trust, on behalf of the Selling Fund, shall have executed and delivered, or shall have caused to be executed and delivered, all such assignments and other instruments of transfer as the Capitol Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.3 With respect to the Selling Fund, the Capitol Trust shall have received on the Closing Date an opinion of Ropes & Gray, LLP, counsel to the Allianz Trust dated as of the Closing Date, in a form reasonably satisfactory to the Capitol Trust, substantially to the effect that, based on certain facts and certifications made by the Allianz Trust, on behalf of the Selling Fund, and its officers:

(a)	The Allianz Trust is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts and the Allianz Trust, with respect to the Selling Fund, has the trust power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Allianz Trust’s registration statement as an open-end investment company registered under the 1940 Act, and the Selling Fund is a separate series of the Allianz Trust duly constituted in accordance with the Allianz Declaration of Trust and the Allianz Bylaws.

(b)	This Agreement has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Allianz Trust, on behalf of the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Allianz Trust on behalf of the Selling Fund, is a valid and binding obligation of the Allianz Trust, on behalf of the Selling Fund, enforceable against the Allianz Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(c)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Allianz Declaration of Trust or the Allianz Bylaws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Allianz Trust, on behalf of the Selling Fund, is a party or by which it or any of its properties may be bound.

(d)	Assuming that that the outstanding shares of the Selling Fund were issued in accordance with the terms of the Allianz Trust’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund have been validly issued and are fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray, LLP, appropriate to render the opinions expressed therein.

7.4 The Allianz Trust, on behalf of the Selling Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Allianz Trust, on behalf of the Selling Fund, on or before the Closing Date.

7.5 The Allianz Trust, on behalf of the Selling Fund, and the Capitol Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional shares of each Acquiring Class to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CAPITOL TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE ALLIANZ TRUST ON BEHALF OF THE SELLING FUND

If any of the conditions set forth below are not satisfied on or before the Closing Date with respect to the Allianz Trust, on behalf of the Selling Fund, or the Capitol Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, on behalf of the Selling Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraphs 8.1 and 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the Selling Fund and the Acquiring Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund, in accordance with the provisions of the Allianz Declaration of Trust, the Allianz Bylaws, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Capitol Trust. Notwithstanding anything herein to the contrary, neither the Capitol Trust nor the Allianz Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date: (a) no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Allianz Trust, with respect to the Selling Fund, or the Capitol Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement; and (b) no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Capitol Trust with respect to Acquiring Fund or the Allianz Trust with respect to the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The Capitol Trust and Allianz Trust shall each have received the opinion of Bernstein Shur, dated as of the Closing Date, in a form reasonably acceptable to each of the Capitol Trust and the Allianz Trust, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Allianz Trust, on behalf of the Selling Fund, the Capitol Trust, on behalf of the Acquiring Fund, and their respective officers, for federal income tax purposes:

(a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund.

(c)	No gain or loss will be recognized by the Selling Fund upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares by the Selling Fund to its Selling Fund Shareholders in complete liquidation except for: (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

(d)	No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization.

(e)	The aggregate tax basis for the Acquiring Fund Shares received by the Selling Fund Shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares exchanged therefor, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund Shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the exchange).

(f)	The tax basis of the Assets in the hands of the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Selling Fund immediately prior to the transfer of such Assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Selling Fund upon the transfer, and the holding period of each Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Selling Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset).

(g)	The taxable year of the Selling Fund will not end as a result of the Reorganization.

The delivery of such opinion is conditioned upon the receipt by Bernstein Shur of representations it shall request of the Capitol Trust and the Allianz Trust. Notwithstanding anything herein to the contrary, neither the Capitol Trust nor the Allianz Trust may waive the condition set forth in this paragraph 8.5.

ARTICLE IX

INDEMNIFICATION; RECOURSE

9.1 The Capitol Trust, out of the Acquiring Fund’s assets and property (which shall be deemed to include the Assets of the Selling Fund represented by the Acquiring Fund Shares following the Closing Date) (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies) but no other assets, agrees to indemnify and hold harmless the Allianz Trust and the Trustees of the Allianz Trust and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Allianz Trust and those Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Capitol Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Capitol Trust, its Trustees of the Capitol Trust or its officers prior to the Closing Date contained in or related to, as applicable, this Agreement, the Registration Statement, the Post-Effective Amendment or any amendment or supplement to the foregoing; provided that no such indemnification by the Capitol Trust is required: (i) to the extent any such error, misstatement or materially misleading statement contained in or any omission from the Registration Statement, the Post-Effective Amendment or any amendment or supplement to the foregoing is caused by information provided by the Allianz Trust, on behalf of the Selling Fund, in writing to the Capitol Trust specifically for use in such document, is contained in the Allianz Trust’s registration statement on Form N-1A as it pertains to the Selling Fund, and/or is contained in the currently effective prospectus or statement of additional information of the Allianz Trust as they relate to the Selling Fund; (ii) if the indemnification is in violation of any applicable law; or (iii) if the indemnification is otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Allianz Trust, out of the Selling Fund’s assets and property (including any amounts paid to the Selling Fund pursuant to any applicable liability insurance policies) but no other assets, agrees to indemnify and hold harmless the Capitol Trust and the Trustees the Capitol Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Capitol Trust and those Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Allianz Trust, on behalf of the Selling Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Allianz Trust, its Trustees or its officers prior to the Closing Date contained in or related to, as applicable, this Agreement, the Allianz Trust’s registration statement on Form N-1A as it pertains to the Selling Fund, or the currently effective prospectus or statement of additional information of the Allianz Trust as they relate to the Selling Fund; provided that such indemnification by the Allianz Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3. All persons dealing with the Acquiring Fund or the Selling Fund must look solely to the property of such fund for the enforcement of any claims against such fund, as neither the trustees, directors, officers, agents nor shareholders of the Acquiring Fund or Selling Fund, or other series of the Capitol Trust or the Allianz Trust, respectively, assume any liability for obligations entered into on behalf of any of the Funds.

ARTICLE X

BROKERAGE FEES; EXPENSES

10.1 The Capitol Trust, on behalf of the Acquiring Fund, and the Allianz Trust, on behalf of the Selling Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 All expenses of the transactions contemplated by this Agreement incurred by the Allianz Trust, on behalf of the Selling Fund, and the Capitol Trust, on behalf of the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and Huntington Asset Services, Inc. (“HASI”), or their respective affiliates, as specifically agreed to among the Fuller & Thaler and HASI, and not by the shareholders of the Selling Fund or the Acquiring Fund. Such expenses include without limitation: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (b) expenses associated with the preparation and filing of the registration statement on Form N-14 which includes this Proxy Statement/Prospectus; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction (except, in each case, that the Allianz Fund will bear the expenses of its legal counsel). The Allianz Fund will bear the costs, if any, of restructuring the Allianz Fund’s portfolio, such as brokerage commissions and other transaction costs. The Fuller & Thaler Fund will bear any expenses associated with the registration of the Fuller & Thaler Fund shares that will be issued in connection with the Reorganization. The Allianz Fund will bear the costs of its legal counsel in connection with the Reorganization. Because the Allianz Fund is currently incurring expenses at rates above the expense limitations in effect for each share class, any expenses allocated to the Allianz Fund are expected to be borne by Allianz Fund Management. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL

11.1 The Capitol Trust and the Allianz Trust agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Selling Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Allianz Trust, and the obligations of the Acquiring Trust and the Allianz Trust set forth in Article 9, shall survive the Closing. All other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XII

TERMINATION

12.1 This Agreement may be terminated at any time prior to the Closing by the mutual agreement of the Capitol Trust, on behalf of the Acquiring Fund, and the Allianz Trust, on behalf of the Selling Fund. Each of the Allianz Trust, on behalf of the Selling Fund, and the Capitol Trust, on behalf of the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [            ], 2015, this Agreement shall automatically terminate on that date unless a later date is agreed to by each of the Selling Fund and the Acquiring Fund.

12.2 In the event of termination pursuant to paragraph 12.1, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Capitol Trust, the Allianz Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 10.2.

ARTICLE XIII

AMENDMENTS

13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Capitol Trust, on behalf of the Acquiring Fund, and the Allianz Trust, on behalf of the Selling Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Allianz Trust, on behalf of the Selling Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of each Acquiring Class to be issued to the shareholders of each corresponding Selling Class under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Capitol Trust or the Allianz Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President, or, as applicable, to Matthew J. Miller at matthew.j.miller@huntington.com or to Julian Sluyters at Julian.Sluyters@allianzgi.com.

ARTICLE XV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

15.5 The Capitol Trust’s Declaration of Trust is on file with the Secretary of State of Ohio. Consistent with the Capitol Trust’s Declaration of Trust, the obligations of the Capitol Trust with respect to the Acquiring Fund entered into in the name or on behalf of the Capitol Trust by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Capitol Trust personally, but bind only the assets of the Capitol Trust belonging to the Acquiring Fund, and all persons dealing with any series of the Capitol Trust must look solely to the assets of the Capitol Trust belonging to such series for the enforcement of any claims against the Capitol Trust.

15.6 The Allianz Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Consistent with the Allianz Declaration of Trust, the obligations of the Allianz Trust with respect to the Selling Fund entered into in the name or on behalf of the Allianz Trust by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Allianz Trust personally, but bind only the assets of the Allianz Trust belonging to the Selling Fund, and all persons dealing with any series of the Allianz Trust must look solely to the assets of the Allianz Trust belonging to such series for the enforcement of any claims against the Allianz Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

CAPITOL SERIES TRUST ON BEHALF OF THE FULLER & THALER BEHAVIORAL ADVANTAGE FUND, ACQUIRING FUND

By:
Name:	Matthew J. Miller
Title:	President

ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF THE ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND

By:
Name:	Julian Sluyters
Title:	President

SCHEDULE 1.1

SELLING CLASS	ACQUIRING CLASS
Class A	Class A
Class C	Class A
Institutional Class	Institutional Class
Class P	Select Class
Class D	Class A

SCHEDULE 4.1

THIS PAGE IS INTENTIONALLY LEFT BLANK

SCHEDULE 4.2

THIS PAGE IS INTENTIONALLY LEFT BLANK

EXHIBIT B

FINANCIAL HIGHLIGHTS

ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of the Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Allianz Trust’s annual reports to shareholders. The Trust’s annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Allianz Distributor.

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class A
11/30/2014	$23.72	$0.24	$2.79	$3.03	$(0.24)	$(0.84)
11/30/2013	19.04	0.24	5.73	5.97	(0.20)	(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
11/30/2014	$23.34	$0.07	$2.74	$2.81	$(0.14)	$(0.84)
11/30/2013	18.90	0.09	5.65	5.74	(0.21)	(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* – 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
11/30/2014	$23.50	$0.28	$2.75	$3.03	$(0.06)	$(0.84)
11/30/2013	19.04	0.23	5.68	5.91	(0.36)	(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
11/30/2014	$23.74	$0.31	$2.78	$3.09	$(0.15)	$(0.84)
11/30/2013	19.09	0.29	5.71	6.00	(0.26)	(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* – 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
11/30/2014	$23.74	$0.31	$2.81	$3.12	$(0.19)	$(0.84)
11/30/2013	19.10	0.30	5.73	6.03	(0.30)	(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* – 11/30/2011	15.00	0.05	1.01	1.06	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.08)	$25.67	13.43%	$10,023	0.82%		1.02%		1.02%		89%
(1.29)	23.72	33.61	8,607	0.83		1.25		1.09		64
(0.06)	19.04	19.07	49	0.90		2.76		1.59		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	—	(d)

$(0.98)	$25.17	12.61%	$450	1.57%		1.83%		0.29%		89%
(1.30)	23.34	32.60	204	1.59		2.08		0.44		64
(0.02)	18.90	18.15	64	1.65		3.62		0.89		76
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	—	(d)

$(0.90)	$25.63	13.45%	$1,025	0.81%		4.22%		1.19%		89%
(1.45)	23.50	33.57	183	0.85		2.08		1.15		64
(0.06)	19.04	19.07	19	0.90		2.61		1.55		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	—	(d)

$(0.99)	$25.84	13.64%	$117	0.65%		0.81%		1.29%		89%
(1.35)	23.74	33.83	17	0.65		1.20		1.42		64
(0.07)	19.09	19.43	13	0.65		2.38		1.76		76
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	—	(d)

$(1.03)	$25.83	13.79%	$74,044	0.55%		0.76%		1.29%		89%
(1.39)	23.74	34.02	48,281	0.55		1.05		1.44		64
(0.07)	19.10	19.46	17,172	0.55		2.32		1.88		76
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	—	(d)

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF THE ASSETS AND THE ASSUMPTION OF LIABILITIES OF

ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND

Class A Shares

Class C Shares

Institutional Shares

Class P Shares

Class D Shares

a series of ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway

New York, NY 10019

Telephone Numbers: 1-800-988-8380 (Class A Shares and Class C Shares)

1-800-498-5413 (Institutional Shares, Class P Shares and Class D Shares)

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

BY AND IN EXCHANGE FOR SHARES OF

FULLER & THALER BEHAVIORAL CORE EQUITY FUND

Class A Shares

Institutional Shares

Select Shares

a series of CAPITOL SERIES TRUST

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Telephone Number: 1-888-912-4562

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

This Statement of Additional Information, dated [            ], 2015, relates specifically to the proposed transfer of the assets and liabilities of AllianzGI Behavioral Advantage Large Cap Fund (“Allianz Fund”), a series of the Allianz Funds Multi-Strategy Trust (the “Allianz Trust”) to Fuller & Thaler Behavioral Core Equity Fund (“Fuller & Thaler Fund”), a series of the Capitol Series Trust (the “Capitol Trust”), in exchange solely for: (a) shares of beneficial interest, without par value per share, of each class of the Fuller & Thaler Fund (each a “Fuller & Thaler Class”); (b) the assumption by the Fuller & Thaler Fund of all of the liabilities of the Allianz Fund; and (c) the subsequent distribution of the shares of each Fuller & Thaler Class to the shareholders of each corresponding class of the Allianz Fund as set forth below (each an “Allianz Class”) in complete redemption of the shares of beneficial interest and liquidation of the Allianz Fund:

Reorganizing Fund/Class	Surviving Fund/Class
AllianzGI Behavioral Advantage Large Cap Fund, a series of the Allianz Trust	Fuller & Thaler Behavioral Core Equity Fund, a series of the Capitol Series Trust
Class A Shares	Class A Shares
Class C Shares	Class A Shares
Institutional Class Shares	Institutional Shares
Class P Shares	Select Shares
Class D Shares	Class A Shares

This Statement of Additional Information consists of the information set forth below pertaining to the Allianz Fund and Fuller & Thaler Fund and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of the Trust relating to the Proxy Statement/Prospectus of the Allianz Fund and Fuller & Thaler Fund, dated [ ], 2015;

(2)	The prospectus and statement of additional information for the Allianz Fund dated April 1, 2015, (811-22167 and 333-148624); and

(3)	The Allianz Fund Annual Report to Shareholders dated November 30, 2014 and the Allianz Fund Semi-Annual Report to Shareholders dated May 31, 2015.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/Prospectus of the Allianz Fund and Fuller & Thaler Fund dated August [            ], 2015. A copy of the Proxy Statement/Prospectus may be obtained without charge by calling or writing to the Allianz Trust at the telephone numbers or address set forth above.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Fuller & Thaler Behavioral Core Equity Fund

A Shares – FTBAX

Institutional Shares – FTBIX

Select Shares - FTBSX

A series of Capitol Series Trust

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2015

This Statement of Additional Information (“SAI”) provides general information about the Fuller & Thaler Behavioral Core Equity Fund (the “Fund”), a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated [            ], 2015 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Fund’s Prospectus, free of charge, please write the transfer agent at Huntington Asset Services, Inc., 2960 North Meridian Street, P.O. Box 6110, Indianapolis, Indiana 46208, call Shareholder Services at 888-912-4562, or visit the Fund’s website at [                    ].

DESCRIPTION OF THE TRUST AND FUND

A.	General Information

The Fuller & Thaler Behavioral Core Equity Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on March 18, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Fund currently offers three classes of shares, A Shares, Institutional Shares and Select Shares. Fuller & Thaler Fund Management, Inc. (the “Adviser”), serves as investment adviser to the Fund.

Pursuant to a reorganization that took place on October 9, 2015, the Fund is the successor by merger to AllianzGI Behavioral Advantage Large Cap Fund, a series of the Allianz Multi-Strategy Trust (the “Predecessor Fund”), an Massachusetts business trust. The Predecessor Fund had the same investment objective, substantially similar principal investment strategies and the same investment policies as the Fund. The Predecessor Fund commenced operations on September 8, 2011.

Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund does not issue share certificates. Rather, all shares are held in non-certificated form registered on the books of the Fund and Huntington Asset Services, Inc., the Funds’ transfer agent (the “Transfer Agent”) for the account of the shareholder.

B.	Shareholder Voting and Other Rights

The Trust Agreement permits the Trust’s Board of Trustees (the “Board”), without shareholder approval, to issue an unlimited number of shares of beneficial interest in separate series without par value and to divide series into classes of shares. The Board may from time to time, and without shareholder approval, divide or combine the shares of the Fund or class thereof into a greater or lesser number of shares of that Fund or class so long as the proportionate beneficial interest in the assets belonging to that Fund or class and the rights of shares of any other series or class are in no way affected.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and in such dividends and distributions out of income belonging to that Fund as are declared by the Board.

Each Fund share has the same voting and other rights and preferences as any other shares of the Trust with respect to matters that affect the Trust as a whole. The Fund or class thereof votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to that Fund or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the “1940 Act”) requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.

Ohio law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owns.

The Fund shares do not have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.

The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected.

C.	Redemptions

Voluntary Redemptions. A shareholder may redeem shares of a Fund class at the net asset value per share of that Fund class next-calculated, plus any applicable sales charge, after the Fund receives the shareholder’s redemption request in proper form.

Mandatory Redemption. Each share of each series and class thereof is subject to redemption by the Trust at the net asset value per share of that series or class next calculated, plus any applicable sales charge: (1) after the Trustees determine, in their sole discretion, that failure to so redeem may have materially adverse consequences to any holders of Trust shares, or any series of class thereof or the applicable Fund or Fund class, or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of shareholder accounts of a minimum amount.

D.	Termination or Reorganization

Termination. The Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Trust’s shareholders. Any series or class may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the shareholders of that series or class.

Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are being transferred. If required by the 1940 Act, any such transfer shall be subject to approval of the shareholders of the affected series.

In case of any liquidation of a series or class, the holders of shares of the series or class being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series or class.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

In addition to the principal investment strategies and the principal risks of the Fund as described in the Prospectus, the Fund may employ secondary investment practices and may be subject to additional secondary risks, which are described below. The following is a description of secondary investment strategies and secondary risks for how the Fund might evolve, not necessarily how it currently operates. Unless a strategy or policy described below is specifically prohibited by the investment restrictions, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval or notice. In addition, the Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

A.	Common Stocks

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies based in the U.S. Common Stock is a type of equity security which represents an ownership interest in a corporation (including real estate investment trusts (“REITs”) discussed below) and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by a corporation. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

B.	Preferred Stock

The Fund has the ability to invest up to 20% of its net assets in preferred stock, bonds, foreign stocks and/or commodities.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Fund may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-

rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Adviser expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

C.	Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, the Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination may better achieve the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income- producing element.

The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the convertible note.

D.	Non-U.S. Securities

The Fund may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for the Fund, the Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person.

The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

American Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar- denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero- coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes which will reduce investment returns. See “Taxation.” Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. The Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by taxable shareholders. See “Taxation.”

Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Fund’s Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Fund may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation in which it invests is a PFIC for federal tax purposes, which could cause the Fund to incur U.S. federal income tax (including interest) charges at the Fund level. See “Taxation” below for a more detailed discussion of the tax consequences of the Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Fund may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

E.	Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectus and this Statement of Additional Information, the Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. The Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Adviser. The Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures approved by the Board to cover forward currency contracts entered into for non- hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Fund. Certain foreign currency transactions in which the Fund may invest may be over-the-counter transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements” for a discussion of certain risks associated with such transactions.

F.	Commodities

The Fund may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Fund may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that the Fund invests in companies principally engaged in the commodities industries the Fund will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by the Fund’s portfolio managers.

In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Taxation” below, the Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause the Fund’s non-qualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level. See “Taxation.” A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

G.	Derivative Instruments

The Fund may use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, references rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below. There is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. Information regarding certain derivatives that the Fund may utilize and their related risks follows below.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If the Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. If the Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

General Risks Associated with Derivatives. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk.

Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders.

Among other trading agreements, the Fund may also be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of the Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

As further described below, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund uses commodity-related derivative instruments. Further, the requirements for qualification as a “regulated investment company” under federal income tax law limit the extent to which a Fund may enter into commodity-related derivatives. See “Taxation” below.

Options on Securities and Indexes. The Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over- the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When a Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Fund may write such options. When a Fund writes a call (put) option on an underlying security it does not own (is not short), the option is sometimes referred to as a “naked option.” The Fund may not write “naked” call options on individual securities other than exchange traded funds (“ETFs”).

However, the Fund may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser in accordance with procedures approved by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser in accordance with procedures approved by the Board.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. See “Taxation” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

OTC Options. The Fund may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Fund may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may also enter into futures contracts for the purchase or sale of securities. The Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Fund may invest in Index Futures and related options when the Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for the Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. The Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. The Fund’s purchase and sale of Index Futures is limited to contracts listed on exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser in accordance with procedures approved by the Board (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Fund may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Fund may utilize futures contracts for investment and/or speculative purposes. For instance, the Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Fund may also use these investments to hedge against changes in the value of securities that the Adviser intends to purchase for the portfolio.

When purchasing a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high, or higher, than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The Fund’s intention to qualify as a regulated investment company and the requirements for so qualifying also may limit the extent to which the Fund may enter into certain futures, options or forward contracts. The Fund’s investment in such contracts may affect the amount, timing or character of the Fund’s distributions. See “Taxation” below.

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments (“commodity interests”) regulated under the Commodity Exchange Act (the “Act”), or if the fund markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from commodity pool operator registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Fund may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, the Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. In addition, the Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Fund may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive one or more premium payments from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which the Fund is the seller, the Fund will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

If the Fund enters into a credit default swap agreement, the Fund will write insurance protection on the full notional amount of the agreement.

The Fund also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures approved by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. Therefore, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements because: (1) the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions; and (2) following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time.

If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of their investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.

H.	When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Since inception, the Fund has not made any such purchases or sales and has no immediate plans to do so. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund.

I.	Rights and Warrants to Purchase Securities

Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

J.	Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

K.	Other Investment Companies

The Fund may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.

Investment companies, and in particular ETFs, may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. For information regarding the tax treatment of ETFs, please see “Taxation” below.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

L.	Corporate Debt Securities

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

M.	U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Investments in U.S. Government Securities remain subject to the risks associated with downgrade or default. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United

States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass- through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Prior to September 2008, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. However, the value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses and in mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest- paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

N.	Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

O.	Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets that the Adviser, in accordance with procedures approved by the Board, have determined are liquid in an amount sufficient to meet such commitments.

P.	Event-Linked Bonds

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund would expect to recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Q.	Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

R.	Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate in such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

S.	Bank Obligations

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Fund’s restrictions on investments in illiquid securities. The Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

T.	Senior and Other Bank Loans

The Fund may invest in fixed- and floating-rate loans issued by banks and other financial institutions (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Fund may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund may also invest in “participations” in bank loans. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by a bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Fund may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

U.	Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund may consist of U.S. dollar- or foreign currency- denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.

V.	Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

W.	Variable and Floating Rate Securities

Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are re-determined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Certain of the Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

X.	Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for the Fund to dispose of them or to determine their current value.

Y.	Municipal Securities

The Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Fund may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Fund may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

The Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to, and the Fund will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

The interest the Fund receives from its investments in either type of Build America Bonds will be included in the Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Z.	Hybrid Instruments

The Fund may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, the Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. The Fund’s Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

AA.	Regulation S Securities

The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with the Fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

BB.	Illiquid Securities

The Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board).

CC.	Mortgage-Related and Asset-Backed Securities

The Fund may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC. FNMA is a government-sponsored corporation. As described above under “U.S. Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. As described above under “U.S. Government Securities,” FHLMC is now under conservatorship by the FHFA. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non- governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass- through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. This payment structure provides investors with some protection against a premature return of principal.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi- annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments of EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

DD.	Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

EE.	Exchange Traded Notes

The Fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The Fund may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes. The extent of the Fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxation” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” in this SAI.

FF.	Borrowing

Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated pursuant to guidelines approved by the Board. In addition to borrowing money, the Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which the Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures approved by the Board and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

GG.	Securities Loans

Subject to certain conditions described in the Prospectus and below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to- market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that the Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Fund’s securities lending agent. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset- Backed Securities” below for more information. To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities up to the maximum percentage set forth in the Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Fund does not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.

HH.	Potential Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While the overall impact of these transactions over time is not known, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

II.	Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber- attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

INVESTMENT LIMITATIONS

A.	Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the Fund, subject to the restrictions described in its Prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of a Fund’s portfolio securities.

While the Fund is “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of the Fund’s status as a diversified investment company, the Fund has an explicit fundamental policy prohibiting the purchase of securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33  1⁄3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

B.	Policies Relating to Rule 35d-1 under the 1940 Act

The Fund has adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Fund will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

(1)	The Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies based in the U.S.

C.	Other Information Regarding Investment Restrictions and Policies

The Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated, all limitations applicable to the Fund’s investments will apply at the time of investment. The Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of the Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Adviser will take into account market, tax and other consequences to the Fund in considering whether or not to sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refers to total assets.

As noted above, the Fund has adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. For purposes of determining compliance with its Rule 35d-1 policy, the Fund may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, the Fund may use a derivative contract’s notional value when notional value is the best measure of the economic exposure the derivative contract provides to investments that are consistent with the Fund’s name. In the event the Fund is the buyer or seller of a credit default swap, the Fund may use the notional value of the credit default swap (as a negative number for buying and as a positive number for selling) for purposes of measuring the Fund’s compliance with its Rule 35d-1 policy.

The Adviser may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.

In addition, the Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund that are specific to the Adviser. For example, the Adviser may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by the Adviser may change over time and without notice to investors, and in certain cases the Adviser may use definitions and standards for the Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval” and the phrase “vote of a majority of the outstanding voting securities” mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, the Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

INVESTMENT MANAGEMENT

A.	General Information

Fuller & Thaler Fund Management, Inc. (the “Adviser”) serves as the investment manager and adviser for the Fund. In this capacity, the Adviser provides investment advisory services to the Fund. Subject to the supervision of the Board, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Fuller & Thaler Asset Management, Inc. is wholly beneficially owned and controlled by its employees. The largest shareholder is Dr. Russell J. Fuller who is also the firm’s founder, President, Chief Investment Officer, and co-portfolio manager of the Fund.

The Adviser provides investment management services primarily in long only and long-short equity strategies. The Adviser’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, pooled funds and foundations. As of June 30, 2015, the Adviser had over $3.7 billion in assets under management.

B.	Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of average daily net assets of the Fund. The fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month.

The Adviser has agreed to contractually waive its management fee and/or reimburse expenses through January 31, 2018, so that total annual operating expenses do not exceed 0.90%, 0.65% and 0.75% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2017, and 1.05%, 0.80% and 0.90% for Class A Shares, Institutional Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2018. The expense limitation does not apply to (i) interest; (ii) taxes; and (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board at any time.

The Investment Advisory Agreement was approved by the Board , including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on April 29, 2015. A discussion of the factors that the Board considered in approving the Investment Advisory Agreement will be included in the Fund’s Annual Report to shareholders for the annual period ending September 30, 2015.

If the Adviser ceases to act as investment adviser to any Fund or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Fund to a name that does not include the term “Fuller & Thaler.”

C.	Payments to Financial Institutions

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of these services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

D.	The Portfolio Managers

Other Accounts Managed By Portfolio Managers. The table below identifies for the Fund’s portfolio managers the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: other pooled investment vehicles, other accounts, and other registered investment companies. The portfolio managers do not manage any other accounts with performance-based advisory fees. Information in the table is shown as of July 6, 2015. Asset amounts are approximate and have been rounded.

		Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raife Giovinazzo	0	0	1	97	0	0
Russell J. Fuller	0	0	1	97	1	2,431

Compensation. The following explains the compensation structure of each individual (as listed in the Prospectus) who shares primary responsibility for day-to-day portfolio management of the Fund.

Portfolio managers are compensated with base salaries and annual bonuses that are generally in line with or above industry averages. The bonuses correlate highly with overall firm revenues, are subjective in nature, and not tied to performance in a given year, as the Adviser believes objective bonuses tied to benchmarks create poor incentives for portfolio managers as opposed to encouraging them to follow a disciplined investment process. Bonuses and equity distribution are determined by the compensation and stock committees with input from various managers throughout the organization.

The firm has Executive Stock Purchase and Deferred Compensation plans that allow key professionals to acquire equity in the firm and receive deferred compensation at retirement. For a key professional who has been with the firm for 5 years or more, the value of these benefits may be a large part of his/her net worth.

All employees also participate in an employee benefit plan. The employee benefit plan includes a health care plan, an employee 401K plan which includes (up to the legal limit) a 50% match by the firm that is immediately fully-vested for the employee, and discretionary profit sharing subject to the profitability of the firm.

Ownership of Fund Shares. As of July 6, 2015, the Portfolio beneficially owned shares of the Fund as summarized in the following table:

Dollar Range of Equity Securities
Raife Giovinazzo
Russell J. Fuller

Potential Conflicts of Interest. Responsibility for managing the Adviser’s investment strategies is organized according to investment styles (growth, value or blend) and market capitalization (micro-cap, small-cap, mid-cap, or large-cap). Generally, a portfolio manager is responsible for managing all the client portfolios with a certain investment style and market capitalization. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across portfolios in the same strategy, which minimizes the potential for conflicts of interest.

Another potential conflict of interest may be perceived with respect to compensation. The Adviser may receive more compensation with respect to certain accounts than that received with respect to the Fund. Such greater compensation may be attributable to the fact that some accounts may be larger than the Fund, some accounts may pay a higher management fee rate than the Fund, or some accounts may also pay a performance fee unlike the Fund. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. To address this, the Adviser has established policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. As a matter of general policy, the Adviser aggregates orders for the same equity security placed at around the same time. When aggregated trades are executed, accounts participating in the trade will be allocated their pro rata share on an average price basis, subject to certain limited exceptions. In the event pro rata allocation may not be feasible or in the best interest of its clients, the Adviser will seek to allocate transactions in a fair and equitable manner over time.

Another potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the cost of securities subsequently purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Fund’s portfolio managers may face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.

The Adviser believes it has adopted policies and procedures to address actual and potential conflicts of interest; however, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict may arise.

Corporate Culture. The Adviser’s corporate culture reflects the values of placing the best interest of our clients and prospective clients first while conducting ourselves with the highest level of professionalism and integrity. The firm encourages employee team work in considering unique points of view, as well as supports continued learning through ongoing education with the belief that these values are critical to maintaining an uncompromising pursuit of quality and knowledge which will benefit our clients and contribute to the growth and success of our firm.

TRUSTEES AND OFFICERS

A.	General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is R. Jeffrey Young, who is an “interested person” of the Trust (“Interested Trustee”), as that term is defined under the 1940 Act. No Independent Trustees has been designated as a lead Independent Trustee.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 75, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

As of the date of this SAI, the Trustees oversee the operations of 5 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young* Age: 50 CHAIRMAN OF THE BOARD AND TRUSTEE Began Serving: September 2013	Principal Occupation(s): President, Huntington Asset Services, Inc. (Trust administrator, fund accountant and transfer agent) (April 2015 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present)

Previous Position(s): Senior Vice President, Huntington Asset Services, Inc. (January 2010 to April 2015); Chief Executive Officer, The Huntington Funds (February 2010 to April 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to April 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (investment adviser) (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

*	Mr. Young is deemed an Interested Trustee because he is Principal Executive Officer and Board Member of Unified Financial Securities, Inc., the Trust’s distributor (the “Distributor”).

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 69 TRUSTEE Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).

Mary M. Morrow Age: 56 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Vice President, Strategic Initiatives, Gateway Heath (January 2015 to present).

Previous Position(s): Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 38 CHIEF EXECUTIVE OFFICER AND PRESIDENT Began Serving: September 2013

Principal Occupation(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (2008 to present).

Previous Position(s): Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 34 TREASURER AND CHIEF FINANCIAL OFFICER	Principal Occupation(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (January 2011 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present).
Began Serving: August 2014	Previous Position(s): Assistant Treasurer, Unified Series Trust (2011 to August 2014); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear Age: 53 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2013	Principal Occupation(s): Director, Huntington Asset Services, Inc. (July 2014 to present); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to present); Chief Compliance Officer of Unified Financial Securities, Inc. (the “Distributor”) (May 2007 to present) and Director of Unified Financial Securities, Inc. (July 2014 to present); President of the Unified Series Trust (March 2012 to present); and Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of Valued Advisers Trust (August 2008 to present to present).

Previous Position(s): Secretary, The Huntington Funds (April 2010 to February 2012); President and Chief Executive Officer of Dreman Contrarian Funds (March 2010 to March 2011); Vice President and Acting Chief Executive Officer (2007 to March 2010), Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008).

Stacey Havens Age: 49 VICE PRESIDENT Began Serving: September 2013	Principal Occupation(s): Vice President, Huntington Asset Services, Inc. (July 1993 to present).

Jay S. Fitton Age: 44 SECRETARY Began Serving: September 2013	Principal Occupation(s): Vice President of Legal Administration, Huntington Asset Services, Inc. (November 2011 to present); Secretary, The Huntington Funds (February 2012 to present); Secretary, Huntington Strategy Shares (October 2012 to present)

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

B.	Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

R. Jeffrey Young – Mr. Young has over 20 years of experience in the financial services industry, including as an officer and trustee of other mutual funds. He also has extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Young was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

Mr. Walter B. Grimm – Mr. Grimm has over 19 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. Mr. Grimm was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations.

Ms. Mary M. Morrow – Ms. Morrow has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Mr. Morrow served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. Ms. Morrow was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations.

C.	Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of three individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of two Independent Trustees – Mr. Walter Grimm and Ms. Mary Morrow – and one Interested Trustee – Mr. R. Jeffrey Young. Accordingly, two-thirds of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee, Nominating Committee and Valuation Committee are comprised entirely of Independent Trustees.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

•	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

•	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of Capitol Series Trust.

•	The Valuation Committee consists of all of the Independent Trustees. The Valuation Committee is responsible for reviewing and approving fair valuation determinations.

The Audit Committee generally meets at least annually. The Audit Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. No committee has convened with respect to matters relating to the Fund since, as of the date of this SAI, the Fund had not commenced operations. The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allow all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

•	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

•	Code of Ethics review

•	NAV Errors, if any

•	Distributor Compliance Reports

•	Timeliness of SEC Filings

•	Dividends and other Distributions

•	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

•	Review of 12b-1 Payments

•	Multiple Class Expense Reports

•	Anti-Money Laundering/Customer Identification Reports

•	Administrator and CCO Compliance Reports

•	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements the funds. At least annually, the Board conducts an assessment of the

Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.	Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2014.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust**
Interested Trustee
R. Jeffrey Young	$0	$0
Independent Trustees
Walter B. Grimm	$0	$1 - $10,000
Mary M. Morrow	$0	$0

**	The Trust currently consists of 5 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable.

Trustee	Compensation from the Fund*	Total Compensation From Trust*
Interested Trustee
R. Jeffrey Young	None	None
Independent Trustees
Walter B. Grimm	$1,000	$5,500
Mary M. Morrow	$1,000	$5,500

*	Estimated compensation for current fiscal year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 1, 2015, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund and each Fund class.

As of July 1, 2015, no shareholders of record owned 5% or more of a Fund class. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 1, 2015, no shareholders may be deemed to control the Fund. “Control” for this purpose is the ownership of more than 25% or more of the Fund’s voting securities. The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a) (9) of the 1940 Act. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 89% of the average value of its portfolio. Although the Fund’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that the Fund’s portfolio turnover rate normally will be below 100%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Taxes”).

The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Huntington Asset Services, Inc., subject to oversight by the CCO and, ultimately, by the Board.

When you open an account with the Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to confirm the identity of all persons opening an account with the Fund. The Fund reserves the right to (1) refuse, cancel or rescind any purchase order, (2) freeze any account and/or suspend account activities, or (3) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken upon authorization of the Trust’s anti-money laundering officer if they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if each determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction, or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

CODE OF ETHICS

The Trust, the Adviser, and the Fund’s principle underwriter have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at 888-912-4562.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. The Fund may also post its top ten portfolio positions as well as certain other portfolio characteristics such as sector or geographic weightings as of each month end on its website at www.fsfai.com within 30 days of that month end. The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, fund accountant, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements with the Fund and their agents, and prospective or newly hired third party servicing agents including investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective third party servicing agents without any time lag. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (4) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Trust does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances, portfolio holdings as of a month end will be supplied within approximately 25 days after that month end. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser, nor any of their affiliates receives any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Prior to disclosing portfolio holdings information to Rating Agencies, the CCO must find that: (1) the Fund has a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and (2) the disclosure is in the best interests of shareholders.

Upon approval of the CCO, the Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

The Trustees have adopted Portfolio Holdings Disclosure Policies (“Disclosure Policies”) detailing the circumstances under which the Fund’s portfolio holdings may be disclosed to third parties. The Disclosure Policies permit the Fund to adopt its own portfolio holdings disclosure policies, as set forth herein, that are consistent with the Disclosure Policies (“Fund Policies”). Prior to approving the Disclosure Policies and the Fund Policies, the Trustees considered the circumstances under which the Fund may disclosure its portfolio holdings as well as conflicts of interest between the Fund’s shareholders and the Adviser, the Distributor, or any affiliated person of the Fund, the Adviser, and Distributor resulting from such disclosures (“Conflicts”), and determined that the disclosure of portfolio holdings information under such circumstances were in the best interests of the Fund.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which it intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement and any Conflicts to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any of their affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

To oversee the Disclosure Policies and the Fund Policies, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion

DETERMINATION OF NET ASSET VALUE

You may purchase or redeem shares of a Fund class at the net asset value of those shares next calculated after the Transfer Agent receives your request in proper form, plus (or minus, in the case of a redemption) any applicable sales charge. For information concerning the purchase, redemption, and exchanges of Fund shares, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The Fund may authorize one or more brokers and other intermediaries to receive, on its behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund class’ net asset value next computed, plus (or minus, in the case of a redemption), after the orders are received by an authorized broker or such broker’s authorized designee, and accepted by the Fund.

The price (net asset value) of the shares of a Fund class is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security (including an exchange traded fund) is generally valued by a pricing service at the last quoted sale price provided by market in which the security principally trades. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. Debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Shares of mutual funds are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the NYSE, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of each Fund class is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

When market quotations are not readily available, when the Adviser determines that the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined in good faith according to procedures established by and subject to review by the Board. The Board annually approves the pricing services used by the fund accounting agent. “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued. If the pricing service does not provide a price for these securities they will be valued at fair value consistent with the Trust’s valuation procedures. A Pricing Committee is convened to determine a security’s fair value, as needed. Fair valued securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

The NAV per share of each Fund class is determined by taking the market value of that Fund class’ total assets (including interest and dividends accrued but not yet received), subtracting the class’ liabilities (including accrued expenses), and then dividing the result (net assets) by the number of outstanding shares of the Fund class at such time. Institutional Shares are offered for purchase at their Net Asset Value per Share which is calculated as follows:

Net Asset Value Per Share =	Net Assets

Shares Outstanding

Class A Shares are offered at their public offering price which is their NAV per share plus the applicable sales charge as a percentage of the NAV per share. The maximum public offering price of Class A Shares is calculated as follows:

Maximum Public Offering Price Per Share	=	Net Asset Value Per Share	+	(2.03(1) x Net Asset Value Per Share)

(1)	Maximum front-end sales load to be charged on the acquisition of Class A Shares.

REDEMPTION IN-KIND

The Fund intend to redeem shares in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund has elected (or, in the case of a new Fund, intends to elect) to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long- term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax- exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short- term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends- received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends- received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See “Cost Basis Reporting” in the Fund’s Prospectus for more information.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii)

the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the Fund’s options transactions, if any, such transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records in order to mitigate the effect of these rules.

The Fund’s direct investments in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity- linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including ETNs and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

To the extent that, in order to achieve exposure to commodities, the Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities- related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

Certain of the Fund’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax- exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs and Mortgage-Related Securities

The Fund may invest in REITs. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may also require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage securities (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass- through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies

Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

Non-U.S. Shareholders

Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30%, or lower applicable tax treaty rate, even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

Effective for distributions with respect to taxable years beginning before January 1, 2015, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that did not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest- related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short- term capital gain dividends”).

The Fund is permitted to report such part of its dividends as were eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. The Fund does not currently intend to report any eligible part of its dividends as exempt interest related dividends or short term capital gain dividends. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary is permitted to withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of withholding rules to their accounts.

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares in a Fund through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding shares in the Fund through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under- reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays after December 31, 2016. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Huntington Asset Services, Inc. (“Huntington”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Distributor. Huntington and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares, Inc.

For its custodial services, the custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate: of 0.01% of the first $100 million of Fund’s market value; 0.0075% of the next $100 million of Fund’s market value; and 0.0050% of the Funds’ market value in excess of $200 million. The custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees. The fees paid to the custodian by the Fund are subject to a $500 monthly minimum fee per Fund account.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Under the terms of a Mutual Fund Services Agreement between the Trust and Huntington Asset Services, Inc., Huntington, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana, 46208, serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for the Funds. Huntington is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Distributor and the custodian.

As transfer agent and shareholder services agent, Huntington maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, Huntington calculates the daily net asset value per share and maintains the financial books and records of the Fund. As administrative services agent for the Trust, Huntington supplies non-investment related administrative and compliance services for the Fund. Huntington prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board.

For its transfer agency services to the Funds, Huntington receives a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Huntington is also entitled to receive additional amounts that may be activity or time-based charges, account/transaction fees related to the administration of the Trust’s Anti-Money Laundering Compliance Program plus reimbursement for out-of-pocket expenses. For its administration/fund accounting services to the Funds, Huntington receives a monthly fee equal to 0.12% of the first $100 million in the Fund’s average daily net assets; 0.08% of the Fund’s average daily net assets from $100 million to $250 million; 0.05% of the Fund’s average daily net assets over $250 million to $1 billion; and 0.025% of the Fund’s average daily net assets over $1 billion (subject to minimum annual fees per Fund or share class). In addition, the Fund pays Huntington’s out-of-pocket expenses including, but not limited to, literature fulfillment services; statement, confirmation and tax form production; record storage, telephone and mailing charges, bank fees; special reports; and edgarization fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [Name of Accountant], [Address of Accountant], has been selected as the Independent Registered Public Accounting Firm for the Fund for its fiscal year ending September 30, 2016. [Name of Accountant] provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, is the exclusive agent for distribution of shares of the Fund. Certain officers of the Trust also are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Distribution Plan – Class A Shares

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act, as amended, that allows the Fund’s Class A Shares to pay distribution fees for the sale and distribution of its shares and for shareholder services provided its shareholders (the “12b-1 Plan”). The 12b-1 Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

Under the 12b-1 Plan, the Class A Shares of the Fund pays an aggregate fee to the Distributor, the Adviser or other financial institutions of up to 0.25% of the A Shares’ average daily net assets for the promotion and distribution of the Fund’s Class A Shares and/or the provision of shareholder services to the Class A Shares shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Class A Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Because these fees are an ongoing expense, over time they reduce the net investment results of the Class A Shares of the Fund and may cost more than paying other types of sales charges. Mr. Young may be deemed to have an interest in the operations of the 12b-1 Plan as a Principal of the Distributor.

The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Expenses are actually performed. Accordingly, the 12b-1 Expenses of the Class A Shares of the Fund may be less than fees paid out by the class under the 12b-1 Plan.

The Trustees expect that the 12b-1 Plan will significantly enhance the Fund’s ability to expand distribution of the Class A Shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser. In each case, proxies will be voted in accordance with the Adviser’s proxy voting policy, subject to the supervision of the Board.

The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund (a “Conflict”), the Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

As a fiduciary, the Adviser’s general policy is to exercise the voting authority delegated to it by its clients in a manner that will maintain or enhance shareholder value of the companies in which the Adviser has invested its client assets.

The Adviser votes the proxies for the securities held in its client portfolios in accordance with its written proxy voting policy which has been constructed with the clients’ best interest in mind. Generally, the Adviser approves (or follows management recommendations) in routine corporate matters such as the selection of directors or auditors, in issues involving an increase in the authorized shares where needed for clearly defined business purposes, and in social issues. Generally, the Adviser opposes (in some cases against management recommendations) the indemnification of directors and/or officers where such indemnification includes “negligence and gross negligence” in the performance of their fiduciary duties, super-majority voting requirements, anti-takeover proposals which restrict shareholder authority, increases in authorized shares of more than 25% without a stated business purpose, changes in corporate charter that do not have a clearly stated business purpose, provisions for multi-tiered voting rights, authorizations of “blank check” preferred stock or other capital stock without a stated business purpose, “shareholder rights” provisions which tend to diminish rather than enhance shareholder power, “anti-greenmail” provisions which also restrict shareholder authority, and staggered boards of directors. The Adviser may evaluate other proposals, corporate combinations and divestments, shareholder proposals, and profit sharing and stock options plans on a case-by-case basis.

The Adviser has contracted with Institutional Shareholder Services (“ISS”) to collect proxy information from companies and to vote proxies according to its instructions. ISS also provides proxy recommendations and corporate governance ratings to the Adviser that it may or may not follow. For client accounts with a large number of holdings, the Adviser may generally follow the proxy recommendations of ISS.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interests, the Adviser will rely on the recommendation of ISS to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 888-912-4562; and (2) on the SECs website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund is a continuation of the AllianzGI Behavioral Advantage Large Cap Fund (the “Predecessor Fund”) and, therefore, the Fund’s financial information includes results of the Predecessor Fund. The Predecessor Fund commenced operations on September 8, 2011. Shareholders of the Predecessor Fund approved the reorganization into the Fund on             , 2015 and received shares of the Fund on             , 2015. The audited financial statements of the Predecessor Fund for the fiscal periods ended November 30, 2014, 2013, 2012, and 2011, including the financial highlights appearing in the Annual Report to shareholders, have been adopted by the Fund and are incorporated by reference and made a part of this document. You can obtain a copy of the Annual Report without charge by calling Shareholder Services at 888-912-4562 or upon written request to:

Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

888-912-4562

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 9, 2015

The undersigned Shareholders of AllianzGI Behavioral Advantage Large Cap Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby designate and appoint Thomas J. Fuccillo, or his designees, with power of substitution and re-substitution, as proxy to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on October 9, 2015 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 9, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzFund.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL

1.	To approve the proposed Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan, Fuller & Thaler Behavioral Core Equity Fund (the “Fuller & Thaler Fund”), a series of Capitol Series Trust, would acquire all of the assets of AllianzGI Behavioral Advantage Large Cap Fund (the “Allianz Fund”) in exchange solely for: (a) shares of beneficial interest, without par value per share, of each class of the Fuller & Thaler Fund (each a “Fuller & Thaler Class”); (b) the assumption by the Fuller & Thaler Fund of all of the liabilities of the Allianz Fund; and (c) the subsequent distribution of the shares of each Fuller & Thaler Class to the shareholders of each corresponding class of the Allianz Fund as set forth below (each an “Allianz Class”) in complete redemption of the shares of beneficial interest and liquidation of the Allianz Fund:

Reorganizing Fund/Class	Surviving Fund/Class
AllianzGI Behavioral Advantage Large Cap Fund, a series of the Allianz Multi-Strategy Trust	Fuller & Thaler Behavioral Core Equity Fund, a series of the Capitol Series Trust
Class A Shares	Class A Shares
Class C Shares	Class A Shares
Institutional Shares	Institutional Shares
Class P Shares	Select Shares
Class D Shares	Class A Shares

To vote the proxy, please use the boxes below.
	FOR	AGAINST	ABSTAIN

	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PART C. OTHER INFORMATION

Item 15 Indemnification

(1)

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VI of Registrant’s Agreement and Declaration of Trust. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Sections 3 and 4 of the Distributor’s Contract, incorporated herein by reference as Exhibits (7)(1), (7)(2) and (7)(3), Sections 9 and 11.15 of the Custodian Contract, incorporated herein by reference as Exhibits (9)(1), (9)(2) and (9)(3) and Section 9 of the Transfer Agency Agreement incorporated herein by reference as Exhibits (13)(1), (13)(3) and (13)(5) . Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16	Exhibits

(1)
1	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

2	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

3	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

4	Amendment No. 3 to Trust Instrument as filed with the State of Ohio (“Amendment No. 3”) (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

(2)
1	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

2	Amendment No. 1 to By-Laws adopted as of November 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(3)	Not applicable

(4)
1	Form of Agreement and Plan of Reorganization is filed herewith	(+)

(5)	Instruments Defining Rights of Security Holders are herein incorporated by reference

(6)
1	Investment Advisory Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Meritage Portfolio Management, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

2	Investment Advisory Agreement between the Registrant, on behalf of First Security Municipal Bond Fund, and First Security Fund Advisers, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

3	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Fuller & Thaler Asset Management, Inc. – to be filed by amendment

(7)
1	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

2	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

3	Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, Inc. – to be filed by amendment

(8)	Not applicable

(9)
1	Custody Agreement between the Registrant and The Huntington National Bank, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

2	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the First Security Municipal Bond Fund (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

3	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – to be filed by amendment

(10)
1	Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

2	Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

3	Rule 12b-1 Plan for Class A Shares of Fuller & Thaler Behavioral Core Equity Fund – to be filed by amendment

(11)	Opinion and consent of Bernstein, Shur, Sawyer & Nelson, P.A. as to the legality of the securities being registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – to be filed by amendment

(12)	Opinions of Bernstein, Shur, Sawyer & Nelson, P.A.as to certain tax consequences – to be filed by amendment

(13)
1	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

2	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

3	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of First Security Municipal Bond Fund (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

4	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to First Security Municipal Bond Fund (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

5	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Fuller & Thaler Behavioral Core Equity Fund – to be filed by amendment

6	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Core Equity Fund – to be filed by amendment

(14)	Consent of Pricewaterhousecoopers, LLP, is filed herewith.	(+)

(15)	Not applicable

(16)	Powers of Attorney of the Board of Trustees of Capitol Series Trust - filed herewith.	(+)

(17)
1	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

2	Rule 18f-3 Plan for Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

3	Rule 18f-3 Plan for First Security Municipal Bond Fund (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015)

4	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – to be filed by amendment

(+)	Exhibit is being filed electronically with registration statement.

Item 17 Undertakings:

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No.             to the Registrant’s registration statement on Form N-14 under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No.             to the Registrant’s registration statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Indianapolis.

Capitol Series Trust
(Registrant)

/s/ Jay S. Fitton
Jay S. Fitton
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated:

Signature	Title

*	Trustee
Walter B. Grimm

*	Trustee
Mary Madick Morrow

*	Trustee; Chairman
R. Jeffrey Young

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer and Chief Financial Officer
Zachary P. Richmond

* By: /s/ Jay S. Fitton Power of Attorney

Exhibit Index

Exhibit	Item

(4) 1	Form of Agreement and Plan of Reorganization

(14)	Consent of Pricewaterhousecoopers, LLP

(16)	Powers of Attorney of the Board of Trustees of Capitol Series Trust